As filed with the Securities and Exchange Commission on June 26, 2007

1933 Act File No. 333-130790

1940 Act File No. 811-21840

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

☒ Amendment No. 3

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

518 Seventeenth Street, Suite 1200

Denver, Colorado 80202

(Address of Principal Executive Offices)

(303)-228-2200

(Registrant’s Telephone Number, including Area Code)

Jeffrey W. Taylor

518 Seventeenth Street, Suite 1200

Denver, Colorado 80202

(Name and Address of Agent for Service)

Copies of Communications to:

Douglas P. Dick, Esq. Dechert LLP 4675 MacArthur Court Suite 1400 Newport Beach, CA 92660 (949) 442-6060	Joseph A. Hall, Esq. Davis Polk & Wardwell 450 Lexington Avenue New York, NY 10017 (212) 450-4000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)(2)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Offering Price(2)	Amount of Registration Fee(3)
Common Shares, $0.001 par value	8,000,000 shares	$20.00	$160,000,000	$4,912

(1)	Includes shares that may be offered to the underwriters pursuant to an option to cover over-allotments.
(2)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(3)	A registration fee of $61.40 was previously paid in connection with Pre-Effective Amendment Nos. 1 and 2 filed on March 15, 2007 and May 25, 2007, respectively.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 26, 2007

PRELIMINARY PROSPECTUS

             Shares

Dividend Capital Strategic Global Realty Fund

Common Shares

$20.00 per share

The Fund.    Dividend Capital Strategic Global Realty Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company. Dividend Capital Investments LLC (the “Adviser” or “Administrator”) will serve as the Fund’s investment adviser and administrator.

Investment Objectives.    The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategy.    The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein), including the amount of any borrowings for investment purposes, in a global portfolio of real estate equity securities (“Real Estate Equity Securities”) and real estate debt securities (“Real Estate Debt Securities”). Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligations (“CRE CDOs”) and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.” Under normal market conditions, the Fund will invest directly in, and/or obtain economic exposure to, Real Estate Securities of issuers organized or located outside the U.S. or doing a substantial amount of business outside the U.S., in an amount equal to at least 40% of its Managed Assets (as defined herein). Of this amount, at least 30% of the Fund’s Managed Assets will be invested in such securities. The balance of the Fund’s exposure to such securities will be obtained through the use of derivative instruments (including, but not limited to, total return swaps and futures contracts). The Fund will allocate its assets among various regions and countries, including the U.S., other developed countries and emerging market countries (but in no less than three different countries).

For purposes of the Fund’s investment strategy, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, real estate operating companies, REITs and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-backed securities and/or execute real estate financings or securitizations.

(continued on following page)

No Prior Trading History. Because the Fund is recently organized, its common shares of beneficial interest (“common shares”) have no history of public trading. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value (often referred to as a “discount”), which may increase investor risk of loss. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund’s investment strategy of concentrating its investments in the real estate industry and its substantial exposure to foreign securities involve a high degree of risk. You could lose some or all of your investment. Certain of these risks are summarized in “ Risks of the Fund” beginning on page 50 of this Prospectus.

	Per Share	Total(1)
Public Offering Price	$20.00	$
Sales Load(2)	$0.90	$
Estimated Offering Expenses(3)	$0.04	$
Proceeds to the Fund	$19.06	$

(notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about             , 2007.

Wachovia Securities	Morgan Keegan & Company, Inc.

Robert W. Baird & Co.	Ferris, Baker Watts Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.	RBC Capital Markets

Wells Fargo Securities	B.C. Ziegler & Company	Wedbush Morgan Securities Inc.

The date of this Prospectus is             , 2007.

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $ , $ , $ and $ respectively.
(2)	The Adviser (not the Fund) has agreed to pay from its own assets a structuring fee to Wachovia Capital Markets, LLC and to Morgan Keegan & Company, Inc. See “Underwriting.” The total compensation received by the underwriters will not exceed 9.0% of the total public offering price of the common shares offered hereby.
(3)	In addition to the sales load, the Fund will pay offering costs of up to $0.04 per share, estimated to total $ . The Adviser has agreed to pay the amount by which the aggregate of all the Fund’s offering costs (other than sales loads) exceeds $0.04 per share.

(continued from cover page)

The Fund may invest, without limitation, in preferred securities or Real Estate Debt Securities that are below investment grade or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade securities are sometimes referred to as “junk bonds” and are considered speculative with respect to the payment of interest and repayment of principal. They involve a greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. In addition, the Fund’s substantial exposure to foreign securities, and particularly emerging markets securities, involves special risks, including foreign currency and the risk that securities may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability.

To increase current income and capital appreciation potential, the Fund may also seek to gain exposure to the global real estate market by utilizing total return swap agreements. Total return swap agreements are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. In a typical total return swap agreement, the Fund will receive the dividends and the price appreciation (or pay the price depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. As discussed below, the use of total return swap agreements may effectively add leverage to the Fund’s portfolio.

Exchange listing.    The Fund’s common shares are expected to be listed on the New York Stock Exchange under the trading or “ticker” symbol “DCW.”

Leverage.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. If the Fund issues preferred shares, it anticipates limiting such leverage to 35% of the Fund’s total assets (including the proceeds of the leverage) immediately after the issuance of the preferred shares. If the Fund engages in borrowing, it anticipates limiting such leverage to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) immediately after such borrowing. However, the Fund reserves the right to utilize leverage to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Leverage” and “Risks of the Fund — Leverage Risk.”

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 82 of this Prospectus, and the annual and semi-annual reports to shareholders, when available, by calling (877) 571-9891, or by writing to the Fund. You can review and copy documents the Fund has filed at the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http:// www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

You can also visit our website at www.dividendcapital.com for additional information about the Fund, including the Statement of Additional Information and the annual and semi-annual reports.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund’s business, financial condition and prospects may have changed since the date of this Prospectus.

Until             , 2007 (25 days after the date of this Prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer’s obligation to deliver a Prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risks of the Fund” on page 50 of this Prospectus.

The Fund

Dividend Capital Strategic Global Realty Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company. Dividend Capital Investments LLC (the “Adviser”) will serve as the Fund’s investment adviser.

The Offering

The Fund is offering                     common shares at an initial public offering price of $20.00 per share through a group of underwriters led by Wachovia Capital Markets, LLC and Morgan Keegan & Company, Inc. An investor must purchase at least 100 common shares ($2,000) in order to participate in this offering. The underwriters have been granted an option to purchase up to                     additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments. See “Underwriting.” The Adviser has agreed to pay the Fund’s organizational expenses and offering costs (other than the sales load) that exceed $0.04 per common share.

Investment Objectives

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The investment objectives and certain investment policies are not considered fundamental and may be changed without shareholder approval; however, shareholders will be notified in writing of any change in the Fund’s investment objective and 80% policy (as discussed below) at least 60 days prior to any change. There can be no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments — Investment Objectives and Policies.”

Investment Strategy

The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets, including the amount of any borrowings for investment purposes, in a global portfolio of real estate equity securities (“Real Estate Equity Securities”) and real estate debt securities (“Real Estate Debt Securities”). Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligations (“CRE CDOs”) and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.” Under normal market conditions, the Fund will invest directly in, and/or obtain economic exposure to, Real Estate Securities of issuers organized or located outside the U.S. or doing a substantial amount of business outside the U.S., in an amount equal to at least 40% of its Managed Assets (as defined herein). Of this amount, at least 30% of the Fund’s Managed Assets will be invested in such securities. The balance of the Fund’s exposure to such securities will be obtained through the use of derivative instruments (including, but not limited to, total return swaps and futures contracts). The Fund will allocate its assets among various regions and countries, including the U.S., other developed countries and emerging market countries (but in no less than three different countries). The Fund’s investment objectives and 80% policy may be changed without shareholder approval; however, shareholders will be notified in writing of any change at least 60 days prior to any change.

The Fund may invest in securities with small, medium or large market capitalizations, and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

The Fund may invest, without limitation, in preferred securities or Real Estate Debt Securities that are below investment grade or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade securities are sometimes referred to as “junk bonds” and are considered speculative with respect to the payment of interest and repayment of principal. They involve a greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. In addition, the Fund’s substantial exposure to foreign securities, and particularly emerging markets securities, involves special risks, including foreign currency risk and the risk that securities may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability.

To increase current income and capital appreciation potential, the Fund may also seek to gain exposure to the global real estate market by utilizing total return swap agreements. Total return swap agreements are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. In a typical total return swap agreement, the Fund will receive the dividend and the price appreciation (or pay the price depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. As discussed below, the use of total return swap agreements may effectively add leverage to the Fund’s portfolio.

For purposes of the Fund’s investment strategy, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, real estate operating companies, REITS and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-backed securities and/or execute real estate financings or securitizations.

The Fund’s “Managed Assets” equal the Fund’s total assets (including any assets attributable to preferred shares and other leverage outstanding) minus the sum of accrued liabilities (other than liabilities representing borrowings).

Portfolio Composition

The Fund’s portfolio will be composed primarily of the following types of securities and instruments. Detailed information about the Fund’s portfolio investments are contained in “The Fund’s Investments — Portfolio Composition” in this Prospectus and “Investment Objectives and Policies” in the Statement of Additional Information. Unless specifically noted, the Fund may invest in the following types of securities and instruments without limit.

Real Estate Equity Securities.    The Fund may invest in equity securities of real estate companies, such as common stock, preferred securities and securities convertible into equity securities. The Fund may invest in preferred and convertible securities of any rating, including below investment grade and unrated securities. See “Below Investment Grade Securities” below.

Common Stocks. The Fund may invest in common stock of real estate companies. Common stocks represent the residual ownership interest in the issuer.

Preferred Securities.    The Fund may invest in preferred securities and convertible preferred securities and convertible preferred securities of real estate companies. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in payment of dividends and liquidation of a company’s assets.

Convertible Securities.    The Fund may invest in convertible securities issued by real estate companies. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.

Real Estate Debt Securities.    The Fund may invest in debt securities of real estate companies, including, but not limited to, CMBS, CRE CDOs and other mortgage-related and asset-backed securities. The Fund may also invest in real estate loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities. See “Below Investment Grade Securities” below.

Mortgage-Related and Other Real Estate Asset-Backed Securities. The Fund may invest in mortgage-related securities including mortgage pass-through securities, CMBS, CRE CDOs and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property.

CMBS are securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CRE CDOs are debt obligations typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral.

Commercial Mortgage Loans.    The Fund may invest in commercial mortgage loans, which investments generally will be in the form of loan participations. Commercial mortgage loans may be secured by various types of commercial property. The Fund may also invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property.

REITs.    REITs are pooled investment vehicles dedicated to owning, and often operating, income-producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs generally pay relatively high dividends as compared to other types of investments, and the Fund intends to use REIT dividends in an effort to meet its primary investment objective of providing a high level of current income.

The Fund may invest in global real estate companies outside the United States with characteristics similar to the REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Total Return Swaps.    Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, the Fund will receive the dividend and the price appreciation (or pay the price depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Below Investment Grade Securities.    The Fund may invest, without limit, in securities that at the time of investment are rated below investment grade. Below investment grade securities are those rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”), lower than BBB by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or an equivalent rating by a nationally recognized statistical rating organization or that are unrated but judged to be below investment grade by the Adviser. Below investment grade securities are sometimes referred to as “junk bonds” and are generally regarded as being speculative in terms of the payment of interest and repayment of principal. Below investment grade securities, though high yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.

Illiquid Securities.    The Fund may invest, without limit, in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations of real estate companies.

Foreign Securities.    The Fund may invest without limit in securities of foreign issuers, including securities denominated in foreign currencies or in multinational currency units. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including total return swap agreements. The value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily.

Emerging Market Securities.    The Fund may invest in Real Estate Securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.

Foreign Currencies. The Fund may engage in foreign currency transactions by investing directly in foreign currencies or in securities that trade in, or receive revenue in, foreign currencies, and by utilizing foreign currency forward contracts, options, swaps, futures and other strategic transactions in connection with its investments in foreign Real Estate Securities.

Derivatives.    In addition to its use of total return swaps, the Fund may use various other derivative instruments, including, but not limited to, exchange-listed and over-the-counter put and call options, futures contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. Derivatives transactions may in certain circumstances produce effects similar to leverage.

U.S. Government Securities.    The Fund may invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities, that differ in their interest rates, maturities and times of issuance.

Portfolio Turnover.    The Fund may engage in frequent and active trading of portfolio securities. As a result, the Fund’s annual portfolio turnover rate may vary greatly from year to year. In the early stages of the Fund’s operations and for periods thereafter, the Fund’s annual portfolio turnover rate may exceed 100 percent. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “The Fund’s Investments — Portfolio Turnover” and “Taxation.”

Leverage

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions as described in this prospectus. See “Leverage.” If the Fund issues preferred shares, it anticipates limiting such leverage to 35% of the Fund’s total assets (including the proceeds of the leverage) immediately after the issuance of the preferred shares. If the Fund engages in borrowing, it anticipates limiting such leverage to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) immediately after such borrowing. However, the Fund reserves the right to utilize leverage in either manner to the extent permitted under the 1940

Act (as described below). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used. See “Leverage” and “Risks of the Fund — Leveraging Risks.”

Because the Adviser’s fees are based upon a percentage of the Fund’s Managed Assets, the Adviser’s fees will be higher if the Fund is leveraged. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the common shareholders. However, if the Fund does not utilize leverage, Managed Assets will be the same as net assets for purposes of calculating the Adviser’s fee.

Interest Rate Transactions

The Fund may enter into interest rate hedging transactions, such as interest rate swaps or caps and futures and options on futures, to hedge against interest rate risks inherent in its underlying investments and its use of leverage. Interest rate swaps involve an agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s leverage, if any. The payment obligation would be based on the notional amount of the swap. Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the common shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

The Fund may also purchase and sell futures contracts and options on futures contracts to hedge its interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer’s futures contract margin account. If the Fund sells (or “writes”) options on futures contracts, it will segregate or “earmark” cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

Investment Adviser and

Administrator

Dividend Capital Investments LLC will serve as the Fund’s investment adviser (in this capacity, the “Adviser”) and the Fund’s administrator (in this capacity, the “Administrator”). The Adviser will be responsible for investment of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. The Adviser will make all investment decisions for the Fund subject to oversight by the Fund’s Board of Trustees. The Fund will pay the Adviser a monthly fee for its investment management services, which is accrued daily at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets.

The Adviser is located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202. The Adviser is a Delaware limited liability company that was formed in October 2003 and is registered with the SEC as an investment adviser. The Adviser provides investment management and advisory services to another closed-end management investment company, Dividend Capital Realty Income Allocation Fund, an open-end management investment company, other investment vehicles and accounts of institutional and individual clients. However, investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

The Adviser is an independent, privately-held limited liability company that is owned by DCI Group LLC and Glenarm Street Investors LLC, both of which are controlled by the principals of Dividend Capital Group LLC (“Dividend Capital Group”). Dividend Capital Group, together with its affiliates (collectively, “DCG”), is a fully integrated real estate investment management company that focuses on creating and managing high quality real estate investment products for both individual and institutional investors. The principals and affiliates of DCG have significant experience in the real estate investment management business, including extensive experience directly investing in and owning properties as well as managing public REITs and portfolios of real estate securities.

Under an administration agreement between the Administrator and the Fund (“Administration Agreement”), the Administrator is responsible for managing the general business affairs of the Fund and performs, or causes to be performed, certain administrative and accounting functions for the Fund. For these services, the Administrator is entitled to receive a monthly fee, which is accrued daily at the annual rate of 0.10% of the Fund’s average daily Managed Assets. The Administrator will enter into an administration, tax, bookkeeping and pricing services agreement with ALPS Fund Services, Inc. (“ALPS”). Under this agreement, ALPS will calculate the net asset value of the Fund and perform certain other administrative services for the Fund. ALPS will be compensated by the Administrator (not by the Fund) for providing these services.

The Fund will bear all expenses incurred in the Fund’s operations and the offering of its common shares and all other expenses that are not specifically assumed by the Adviser under the Investment Management Agreement or the Administrator under the Administration Agreement. The Adviser has agreed to pay all organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.04 per common share.

Portfolio Management

The Adviser’s investment committee (“Investment Committee”) is charged with the overall management of the Fund’s portfolio, including the development and implementation of overall portfolio strategy and the day-to-day management of the portfolio. Members of the Investment Committee include: Mr. Charles Song, Managing Director of Investments of the Adviser; Mr. Jeffrey Taylor, Chief Operating Officer of the Adviser; Dr. Glenn Mueller, the Adviser’s Real Estate Investment Strategist; Ms. Karen Kulvin, a Senior Vice President of Investments of the Adviser; and Mr. Amitabh Godha, a Senior Vice President of Investments of the Adviser.

Dividends and Distributions

The Fund intends to make regular monthly level rate cash distributions to common shareholders based on the projected performance of the Fund. The Fund expects the distribution rate to be a fixed dollar amount per common share that may be adjusted from time to time. The Fund’s ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments and distributions payable on any preferred shares issued by the Fund or interest payments on the Fund’s borrowings, if any. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund’s distribution policy will likely change. Over time, the Fund plans to distribute all of its net investment income (after it pays accrued dividends on any outstanding preferred shares issued by the Fund and interest on the Fund’s borrowings). In addition, the Fund intends to distribute, at least annually, net capital gains and ordinary income, if any, so long as the net capital gains and ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any preferred shares issued by the Fund, or pay interest on any borrowings. The Fund expects to declare its initial distribution within approximately 45 days, and pay the distribution within approximately 60 days, from the completion of this offering, depending on market conditions. One result of having a level rate distribution plan is that shareholders may have a “return of capital” if the Fund’s income is insufficient to produce taxable dividends. A return of capital includes a distribution to shareholders of part of the shareholders’ investment in the Fund, and does not reflect investment returns of the Fund. See “Taxation.”

The Fund may seek exemptive relief from the SEC to permit it to distribute long-term capital gains more frequently than annually, which could facilitate the maintenance of the level rate distribution policy. There is no assurance that the Fund will seek such relief or will be able to obtain such relief if sought.

Dividend Reinvestment Plan

Common shareholders will receive their dividends in additional common shares purchased in the open market or issued by the Fund through the Fund’s Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See “Dividends and Distributions” and “Taxation.”

Listing and Symbol	The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “DCW.”

Custodian and Transfer Agent	State Street Bank and Trust Company will act as custodian for the Fund. The Bank of New York will act as transfer agent, dividend disbursing agent and registrar for the Fund.

Market Price of Common Shares

Common shares of closed-end management investment companies frequently trade at prices lower than their net asset value (often referred to as the “discount”). This characteristic is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. The Fund cannot assure shareholders that its common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. Both the net asset value and the market price of the Fund’s common shares may be affected by such factors as leverage, dividends (which are in turn affected by expenses) and dividend stability, portfolio credit quality, liquidity, market supply and demand and interest rate movements. Shareholders should not purchase common shares if they intend to sell them shortly after purchase. See “Closed-End Fund Structure.”

Risks of the Fund

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Recently Organized. The Fund is a recently organized entity with no operating or public trading history.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk.    Your investment in common shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Leverage” and “Risks of the Fund — Leverage Risk.”

Real Estate Concentration Risk.    Because a substantial portion of the Fund’s Managed Assets will be concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in the global real estate industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could under-perform funds that have greater industry diversification.

General Real Estate Risk.    Because a substantial portion of the Fund’s Managed Assets will be concentrated in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets in which the Fund invests and subject to the risks related to real estate. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets in which the Fund invests. The Fund will not invest in real estate directly, but only in securities issued by global real estate companies or mortgages backed by commercial real estate. However, because of the Fund’s concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate, including:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses, including insurance;

•	changes in laws, including zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liabilities to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in market values and the appeal of properties to tenants; and

•	changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Although certain real estate companies may carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with customary policy specifications, limits and deductibles, such insurance is not uniform among real estate companies. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect the Fund’s investment performance.

Many real estate companies utilize leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

Environmental Risk.    In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Smaller Company Risk.    The Fund may invest from time to time in smaller real estate companies whose securities tend to be more volatile and less liquid than securities of larger companies. Even the larger real estate companies tend to be small to medium-sized companies in relation to the equity markets as a whole. Real estate company shares may be more volatile than, and perform differently from, the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, larger, more established companies’ stock.

Equity Securities Risk.    The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Securities Risk.    There are special risks associated with investing in preferred securities, including possible deferral and/or omission of distributions with respect to preferred shares, subordination of distributions to payment of creditors, relative illiquidity, limited voting rights, call risk, special redemption rights and risks inherent in new types of preferred securities. See “Risks of the Fund — Preferred Securities Risk.”

Convertible Securities Risk.    Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Total Return Swaps and Other Derivatives Risk.    Small investments in derivatives, including total return swaps, can have a significant impact on the Fund’s exposure to fluctuations in interest rates or currency exchange rates. For example, if the price of the stock underlying a total return swap declines, the Fund’s net asset value would suffer. There may be an imperfect correlation between the values of such instruments and the underlying assets. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes. Certain derivatives may be more difficult to value accurately than conventional securities, and may require the use of models or other indirect methods of valuation.

By utilizing real estate related total return swap agreements and other derivative instruments, the Fund may be susceptible to additional risks, similar to those associated with direct investment in REITs and real estate companies, including changes in the values of underlying properties, defaults by borrowers or tenants, revisions to the Code, changes in interest rates and poor performance by those managing the REITs. In addition, the use of total return swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. In some market scenarios, the Fund may recognize income and never receive the corresponding cash. This outcome could result in the Fund having to sell assets in order to fund distributions, and in the investor having to pay higher income taxes than would have been the case with a more traditional investment strategy.

Credit Derivatives Risk.    The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Certain Tax Risks Associated With Derivatives.    Rules governing the U.S. federal income tax aspects of certain derivatives, including total return equity swaps, real estate-related swaps, credit default swaps and other credit derivatives, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. In addition, the use of swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. Thus, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into derivatives and, as a consequence of its use of derivatives, the Fund may under certain circumstances be required to sell securities or borrow cash in order make sufficient distributions to avoid paying U.S. federal income tax or excise tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain transactions involving derivatives.

Foreign Securities Risk.    Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	adverse foreign economic, financial, political and social developments including the possibility of expropriation, nationalization, and confiscatory taxation risks;

•	different legal systems and less government supervision;

•	the possible imposition of exchange controls or other foreign governmental laws, restrictions or regulation changes;

•	restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	in some cases, less efficient settlement practices, including extended clearance and settlement periods.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “ — Foreign Currency Considerations.”

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region, or in smaller, emerging markets.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Emerging Markets Risk.    The Fund may invest in Real Estate Securities of issuers located or doing business in developing or “emerging market” countries. Foreign securities risk may be particularly high to the extent that the Fund invests in securities of issuers located in or securities denominated in currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include:

•	greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;

•	the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and

•	certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector, including the real estate sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on real estate market conditions and on the prices and yields of Real Estate Securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment in certain foreign Real Estate Securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Real Estate Securities and increase the costs and expenses of the Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in issuers in the real estate industry.

Foreign Currency Risk.    Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Mortgage-Related and Other Real Estate Asset-Backed Securities Risk.    The value of some mortgage- or asset-backed securities, including CMBS and CRE CDOs, may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Many of the risks of investing in CMBS, CRE CDOs and other real estate asset-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The value of CMBS, CRE CDOs and other real estate asset-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this section, CMBS and CRE CDOs are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the write-down of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write-downs of specially serviced loans. Subordinate CMBS and subordinated tranches of CRE CDOs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate CMBS and CRE CDOs will not be fully paid. Subordinate securities of CMBS and CRE CDOs are also subject to greater credit risk than those CMBS and CRE CDOs that are more highly rated.

Commercial Mortgage Loan Risk.    Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single family residential property.

The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to stockholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Below Investment Grade Securities Risk.    The Fund may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these securities are sometimes referred to as “junk bonds.” These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating lower than “Baa” by Moody’s, lower than “BBB” by S&P or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser to be of comparable quality.

Below investment grade securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in below investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Yields on below investment grade securities will fluctuate if the issuer of below investment grade securities defaults, and the Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for below investment grade securities.

Reinvestment Risk.    The Fund, directly and/or through its investment in Real Estate Debt Securities, will be exposed to reinvestment risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to repay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing reinvestment in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Default Risk.    Default risk refers to the risk that a company that issues a debt security or engages in other forms of borrowing will be unable to fulfill its obligations to repay principal and interest. The lower the debt is rated, the greater the default risk.

Interest Rate Risk.    Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. The Fund’s investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Market interest rates for investment grade fixed income securities in which the Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Credit Risk.    Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a company’s range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Restricted and Illiquid Securities Risk.    Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any, exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Fund’s Board, including the use of outside pricing services. Investment of the Fund’s capital in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund’s ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Leverage Risk.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares, borrow money or issue debt securities. Leverage risk is the risk associated with the issuing of preferred shares, borrowing of funds or other investment techniques that may expose the Fund to financial leverage. Preferred shares issued by the Fund or other Fund indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase the Fund’s exposure to declines in cash flows from and decreases in market values of the Fund’s assets. Unless the income and capital appreciation, if any, on securities acquired with funds received from leverage exceeds the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

Capital raised through borrowings or the issuance of preferred shares will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of such borrowing or issuances of preferred shares. The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares.

Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return.

The rights of lenders and holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders.

The terms of any preferred shares issued by the Fund, borrowing or other indebtedness may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund’s portfolio composition or on its use of various investment techniques or strategies. The Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund’s ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. For additional information about leverage, see “Leverage.”

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may also enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. The Fund manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33 1/3 of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

Some of the Fund’s portfolio securities, including real estate company securities and the securities of other investment companies, may also be leveraged and will therefore be subject to the leverage risks described above. However, the restrictions of the 1940 Act will likely not apply to any leverage employed by the Fund’s portfolio securities. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund’s common shares and the returns to the holders of common shares.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Transactions Risk.    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Interest Rate Transactions.”

U.S. Government Securities Risk.    U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Tax Risk.    The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2010 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Rules governing the U.S. federal income tax aspects of certain derivatives, swap agreements, including real estate-related swap agreements, credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain transactions involving derivatives.

The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of the Fund’s taxable income or gains. In such an event the amount of the Fund’s taxable distributions may either increase or decrease.

In addition, the Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

The Fund expects to invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). The application of the rules relating to the taxation of investments in PFICs may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to shares and will also affect the amounts that must be distributed to shareholders. Further, in some cases the Fund itself may be subject to tax as a result of investments in PFICs. The amount of distributions that would be taxed to shareholders as ordinary income may be increased substantially as compared to a fund that did not invest in PFICs.

Under the Code, certain gains or losses attributable to fluctuations in foreign currency exchange rates generally are treated as ordinary income or ordinary loss that may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Non-Diversified Risk.    Because the Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company. Accordingly, an investment in the Fund presents greater risk than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See “Risks of the Fund —  Non-Diversified Risk.” See also “Taxation” in the Statement of Additional Information.

Risk of Market Price Discount From Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. The Fund cannot predict whether the common shares will trade at, above, or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund.

Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by the Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Portfolio Turnover Risk.    The Fund may engage in frequent and active trading of portfolio securities. As a result, the Fund’s annual portfolio turnover rate may vary greatly from year to year. In the early stages of the Fund’s operations and for periods thereafter, the Fund’s annual portfolio turnover rate may exceed 100 percent. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and securities markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers in the global real estate sector or otherwise. These risks could also adversely affect securities markets, interest rates, ratings, credit risk, inflation and other factors relating to the securities in which the Fund invests.

Management Risk.    The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions.    Certain provisions of the Fund’s Declaration of Trust could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. The Declaration of Trust includes provisions, among others, that: (i) provide for staggered terms of office for members of the Board, (ii) require the approval of a super majority of shares for a merger, consolidation, liquidation, termination, asset sale transaction, conversion to an open-end fund or for certain amendments to the Declaration of Trust, and (iii) prohibit any person or group from owning more than 9.8% by vote or value of any class or series of the Fund’s outstanding shares or 9.8% by vote or value of the Fund’s aggregate outstanding shares, subject to certain exceptions. See “Anti-Takeover and Other Provisions in the Declaration of Trust and By-Laws.”

For more information on the risks of investing in the Fund’s common shares, see “Risks of the Fund.”

SUMMARY OF FUND EXPENSES

The purpose of the table and example below is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. The following table shows Fund expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expense
Sales load (as a percentage of offering price)	4.50%
Expenses borne by the Fund (as a percentage of offering price)	0.20	%(1)
Dividend Reinvestment Plan Fees	None	(2)

	Percentage of Net Assets Attributable To Common Shares
Annual Expenses
Investment Management Fee	1.00	%(3)
Other Expenses	0.20	%(4)
Total Annual Fund Operating Expenses	1.20%

(1)	The Fund will bear expenses in connection with the offering in an amount up to $0.04 per common share. The Adviser has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.04 per common share. Based on an estimated offering of 8,000,000 common shares, the Fund would pay a maximum of $320,000 of organizational expenses and offering costs and the Adviser would pay all organizational expenses and offering costs in excess of $320,000.
(2)	You will pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account. See “Dividends and Distributions — Dividend Reinvestment Plan.”
(3)	If the Fund uses leverage in the form of preferred share issuances or bank borrowings, management fees paid to the Adviser would be higher than if no leverage were employed, because the Fund’s management fees are calculated based on Managed Assets. However, if the Fund does not utilize leverage (in the form of preferred shares or bank borrowings), Managed Assets will be the same as net assets for purposes of calculating the Adviser’s fee.
(4)	“Other Expenses” reflect an annual administrative fee of 0.10% of Managed Assets paid to the Adviser and are based on estimated expenses expected for the Fund’s first fiscal year of operations.

As of the date of this Prospectus, the Fund has not commenced investment operations. The “Other Expenses” shown in the tables and related footnote above are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately 25,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. For additional information with respect to the Fund’s expenses, see “Management of the Fund” and “Dividends and Distributions — Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00) that you would pay on a $1,000 investment in the common shares, assuming (1) total annual fund operating expense of 1.20% of net assets attributable to common shares; and (2) a 5% annual return:*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$58.65	$83.31	$109.87	$185.62

*	The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. The above examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

Dividend Capital Strategic Global Realty Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on December 30, 2005 and is registered as an investment company under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund’s principal office is located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, and the telephone number is (877) 571-9891.

USE OF PROCEEDS

The Fund estimates the net proceeds of this offering, after deducting organizational expenses and offering costs (other than the sales load), to be $            , or $             assuming the underwriters exercise the over-allotment option in full. A portion of the organization and offering expenses of the Fund has been advanced by the Adviser and will be repaid by the Fund (without interest) upon closing of this offering. The Adviser will incur and be responsible for all of the Fund’s organizational expenses and offering costs (other than the sales load) that exceed $0.04 per common share.

The Fund estimates that the net proceeds of this offering will be fully invested in accordance with the Fund’s investment objectives and policies within three months after the completion of the initial public offering. Pending such investment, those proceeds may be invested in U.S. government securities or high quality, short-term money market instruments.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary investment objective is capital appreciation. The Fund’s investment objectives are not fundamental and may be changed by the Fund’s Board without the approval of the Fund’s shareholders. Similarly, unless specifically identified as a fundamental policy, the investment policies of the Fund are not fundamental and may be changed by the Fund’s Board without the approval of the Fund’s shareholders. The Fund is not intended to be a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategy

The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein), including the amount of any borrowings for investment purposes, in a global portfolio of Real Estate Equity Securities and Real Estate Debt Securities. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligations (“CRE CDOs”) and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.” The Fund may invest in Real Estate Securities of issuers located or doing business in both developed and emerging market countries. The Fund expects to have investments in at least three countries, including the United States. The Fund’s investment objectives and 80% policy may be changed without shareholder approval; however, shareholders will be notified in writing of any change at least 60 days prior to any change.

The Fund will invest in securities with small, medium or large market capitalizations, and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

The Fund may invest, without limitation, in preferred securities or Real Estate Debt Securities that are below investment grade or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade securities are sometimes referred to as “junk bonds” and are considered speculative with respect to the payment of interest and repayment of principal. They involve a greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. In addition, the Fund’s substantial exposure to foreign securities, and particularly emerging markets securities, involves special risks, including foreign currency risk and the risk that securities may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There can be no assurance that the Fund will achieve its investment objectives.

To increase current income and capital appreciation potential, the Fund may seek to gain exposure to the global real estate market by investing in total return swap agreements. Total return swap agreements are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. In a typical total return swap agreement, the Fund will receive the dividend and the price appreciation (or pay the price depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee.

For purposes of the Fund’s investment strategy, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, real estate operating companies, REITS and special purpose entities, such as pass-through trust or other special purpose entities that issue commercial mortgage-backed securities and/or execute real estate financings or securitizations.

The Fund’s “Managed Assets” equal the Fund’s total assets (including any assets attributable to preferred shares and other leverage outstanding) minus the sum of accrued liabilities (other than liabilities representing borrowings).

Investment Selection Process

The Adviser’s investment process focuses on identifying value across asset types, markets and structures by identifying inefficiencies between security valuations and real estate fundamentals. The Adviser’s fully integrated investment infrastructure combines primary research, debt and equity valuation, and risk management with the ultimate goal of achieving the Fund’s investment objectives.

In making investment decisions with respect to Real Estate Equity Securities, the Adviser constructs a portfolio through a combination of top-down country and property type allocation and bottom-up fundamental and property level security analysis. In determining the country and property type asset allocation framework, the Adviser analyzes a variety of factors including economic forecasting, demographic trends, political developments, availability of capital, security regulatory frameworks, tax considerations and liquidity. Securities are screened based on their potential to provide an attractive return through dividend income and capital appreciation. The Adviser analyzes a company’s business model, industry and sector position, economic and market conditions, management team, financial condition, corporate governance, and viability of cash flow growth. In addition, the Adviser utilizes a value-oriented approach focused on an examination of property level cash flows and risk-adjusted total return expectations, to evaluate each company’s relative valuation on the basis of price/cash flow multiples, net asset value and dividend yield, and selects individual securities to achieve the desired asset allocation framework.

The Adviser may attempt to gain exposure to Real Estate Equity Securities by investing in total return swap agreements. The Adviser will generally select global real estate securities for the total return strategy that have attractive dividend yields relative to the agreed upon total return swap agreement fees and capital appreciation potential.

In making investment decisions with respect to Real Estate Debt Securities, the Adviser evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, the issuer’s corporate and capital structure and the placement of the debt securities within that structure. The Adviser also evaluates prevailing market factors and relative value pricing of the securities. Further, in selecting investments in Real Estate Debt Securities, the Adviser focuses where applicable on current price compared to long-term value, structural analysis including subordination levels, priority of cash payments and interest diversion and detailed analysis of collateral managers and structured product sponsors. The Adviser also attempts to identify investments that may appreciate in value based on the Adviser’s assessment of credit characteristics, interest rates and other factors. The preferred securities, CMBS, CRE CDOs and loan participations may include debt that is rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality to a below investment grade security.

Portfolio Composition

The Fund’s portfolio will be composed primarily of the following types of securities and instruments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information. Unless specifically noted below, the Fund may invest in the following types of securities and instruments without limit.

Real Estate Equity Securities.    The Fund may invest in equity securities of real estate companies, such as common stock, preferred stock and securities convertible into equity securities (each discussed below). Such securities may include common stocks of real estate companies that either are required to and/or customarily distribute a large percentage of their current earnings as dividends.

Common Stocks.    The Fund may invest in common stock of real estate companies. Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer only after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Securities.    The Fund may invest in preferred securities and convertible preferred securities of real estate companies. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects or to fluctuations in the equity markets. Preferred security holders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Convertible Securities.    The Fund may invest in convertible securities issued by real estate companies. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have broad characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally involve less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price (“conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Real Estate Debt Securities.    The Fund may invest in debt securities issued by real estate companies. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments, maturity and credit quality. The debt securities in which the Fund intends to invest may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits. Such debt securities may include, but are not limited to, convertible debt securities (see “Convertible Securities” above) as well as mortgage-related and other real estate asset-backed securities, such as CMBS and CRE CDOs (each as discussed below).

Mortgage-Related and Other Real Estate Asset-Backed Securities.    The Fund may invest in mortgage-related securities including mortgage pass-through securities, CMBS, CRE CDOs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in CMBS. CMBS are securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties that are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection typically is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS issued or sponsored by investment banks, commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-backed securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-backed securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-backed securities.

The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

The Fund also intends to invest in commercial real estate CDOs or “CRE CDOs,” which are debt obligations typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral.

Commercial Mortgage Loans.    The Fund may invest in commercial mortgage loans, which investments generally will be in the form of loan participations and assignments. Commercial mortgage loans may be secured by various types of commercial property. The Fund may also invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property.

REITs.    REITs are pooled investment vehicles dedicated to owning, and often to operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively higher dividends compared to other types of investments, and the Fund intends to use REIT dividends in an effort to meet its primary investment objective of providing a high level of current income. Dividends paid by REITs will not be eligible for the dividends received deduction (the “DRD”) under Section 243 of the Code and are generally not considered “qualified dividend income” eligible for reduced rates of taxation. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

The Fund may invest in global real estate companies outside the United States with characteristics similar to the REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Total Return Swaps.    Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In a typical total return swap agreement, the Fund will receive the dividend and the price appreciation (or pay the price depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Below Investment Grade Securities.    The Fund may invest, without limit, in securities that at the time of investment are rated below investment grade. Below investment grade securities are those rated lower than Baa by Moody’s, lower than BBB by S&P, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser. These below investment grade securities are sometimes referred to as “junk bonds” and are generally regarded as being speculative in terms of the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Below investment grade securities, though high yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund’s net asset value.

Illiquid Securities.    The Fund may invest, without limit, in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations of real estate companies. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Adviser will consider factors such as (i) the nature of the market for a security (including the institutional private resale market); (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security; (iv) the amount of time normally needed to dispose of the security (and the method of soliciting offers and the mechanics of transfer); (v) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (vi) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Foreign Securities.    The Fund may invest in securities of foreign issuers. Exposure to foreign issuers may be obtained through the use of derivatives, such as swap agreements. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may maintain its foreign securities in the custody of non-U.S. banks and securities depositories.

Foreign securities may be denominated in foreign currencies or in multinational currency units. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Emerging Markets Securities.    The Fund may invest in Real Estate Securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.

Foreign Currency.    The Fund may engage in foreign currency transactions by investing directly in foreign currencies or in securities that trade in, or receive revenue in, foreign currencies, and by utilizing foreign currency forward contracts, options, swaps, and other strategic transactions in connection with its investments in foreign Real Estate Securities.

Derivatives.    In addition to its use of total return swaps, the Fund may use various other derivative instruments described below to earn income, generate investment return, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, no assurance can be given that any derivative strategy will achieve this result or that derivative instruments will be available for purchase by the Fund when sought by the Adviser. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options or swaps on securities, financial futures, real estate equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund generally seeks to use derivatives as a portfolio management or hedging technique, to enhance potential gain or seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Derivative instruments that the Fund may utilize include, but are not limited to:

Credit Derivatives.    The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.

Credit-Linked Notes.    The Fund may invest in credit-linked notes (“CLN”). A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

U.S. Government Securities.    The Fund may invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Additional Investment Techniques.    Additional investment techniques that the Fund may employ include, but are not limited to, the following:

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage” and “Risks of the Fund — Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements.    In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Defensive and Temporary Investments.    When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Other Investments.    The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See “Investment Objectives and Policies” in the Statement of Additional Information.

Portfolio Turnover.    The Fund may engage in frequent and active trading of portfolio securities. As a result, the Fund’s annual portfolio turnover rate may vary greatly from year to year. In the early stages of the Fund’s operations and for periods thereafter, the Fund’s annual portfolio turnover rate may exceed 100 percent. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Taxation.”

LEVERAGE

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions as described below. If the Fund issues preferred shares, it anticipates limiting such leverage to 35% of the Fund’s total assets (including the proceeds of the leverage) immediately after the issuance of the preferred shares. If the Fund engages in borrowing, it anticipates limiting such leverage to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) immediately after such borrowing. However, the Fund reserves the right to utilize leverage to the extent permitted under the 1940 Act (as described below). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, including assets attributable to any preferred shares and borrowings that may be outstanding. Thus, the Adviser has a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Adviser, on the one hand, and the common shareholders, on the other hand. However, if the Fund does not utilize leverage, Managed Assets will be the same as net assets for purposes of calculating the Adviser’s fee. Fees and expenses paid by the Fund are borne entirely by the common shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund’s assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund’s assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities, other than borrowings, is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem the preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless, immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities, other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Derivative instruments used by the Fund, including total return swaps, will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates or “earmarks” liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

INTEREST RATE TRANSACTIONS

The Fund may enter into interest rate hedging transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and use of leverage, if any.

Swaps and Caps.    The Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve an agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s leverage. The payment obligation would be based on the notional amount of the swap. Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or “earmark” cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap or cap transaction, marked to market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the common shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although there can be no assurances that a counterparty will not default on any interest rate swap or cap transaction, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the related contract. Further, the Adviser will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. Further, there is no assurance that an interest rate transaction will perform as intended or otherwise benefit the Fund.

The Fund may choose or be required to prepay any borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

Futures and Options on Futures.    The Fund may purchase and sell futures contracts and options on futures contracts to hedge its interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer’s futures contract margin account. If the Fund sells (or “writes”) options on futures contracts, it will segregate or “earmark” cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser, Administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board. The names and business addresses of the members of the Board and the officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

Dividend Capital Investments LLC (in this capacity, the “Adviser”), located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, serves as the investment adviser to the Fund. The Adviser directs the investment of the Fund’s assets, subject at all times to the supervision of the Fund’s Board. The Adviser conducts investment research and supervision for the Fund. The Adviser is a Delaware limited liability company that was formed in October 2003 and is registered with the SEC as an investment adviser. The Adviser provides investment management and advisory services to another closed-end management investment company, Dividend Capital Realty Income Allocation Fund, an open-end management investment company, other investment vehicles and accounts of institutional and individual clients. However, investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

The Adviser is an independent, privately-held limited liability company that is owned by DCI Group LLC and Glenarm Street Investors LLC, both of which are controlled by the principals of Dividend Capital Group LLC (“Dividend Capital Group”). Dividend Capital Group, together with its affiliates (collectively, “DCG”), is a fully integrated real estate investment management company that focuses on creating and managing high quality real estate investment products for both individual and institutional investors. The principals and affiliates of DCG have significant expertise in the real estate investment management business, including extensive experience directly investing in and owning properties as well as managing public REITs and portfolios of real estate securities. Dividend Capital has access to the expertise of DCG in providing investment advice to its real estate securities portfolios.

Investment Committee

The Adviser’s investment committee (“Investment Committee”) is charged with the overall management of the Fund’s portfolio, including the development and implementation of overall portfolio strategy and the day-to-day management of the portfolio. Members of the Investment Committee include: Mr. Charles Song, Managing Director of Investments of the Adviser; Mr. Jeffrey Taylor, Chief Operating Officer of the Adviser; Dr. Glenn Mueller, the Adviser’s Real Estate Investment Strategist; Ms. Karen Kulvin, a Senior Vice President of Investments of the Adviser; and Mr. Amitabh Godha, a Senior Vice President of Investments of the Adviser. The Fund’s Statement of Additional Information provides additional information about the Investment Committee members’ compensation and other accounts managed.

CHARLES SONG

Managing Director of Investments

Charles Song is a Managing Director of Investments for Dividend Capital Investments, and serves as a Senior Portfolio Manager to the Dividend Capital Realty Income Allocation Fund (NYSE: DCA), a closed-end fund, Dividend Capital Realty Income Fund, an open-end mutual fund and Dividend Capital Asia Realty Fund, L.P., a long/short hedge fund. Mr. Song is also a member of the Dividend Capital Investments Investment

Committee. His primary responsibilities include executing portfolio management and trading decisions for the funds’ REIT equity and fixed income securities. Prior to joining the Adviser in 2003, Mr. Song was a consultant for Newbridge Capital and served as an independent advisor on merger and acquisition transactions for various investment consortiums in Asia from 2000 to 2003. Additionally, Mr. Song’s experience includes co-founding Novalis Ventures, an investment fund focused on early-stage investments in the real estate industry, and working as an associate at Cahill, Warnock & Company, a private equity fund from 1998 to 2000. Mr. Song began his career in the Asset Finance Group at Lehman Brothers in New York. He is a member of the National Association of Real Estate Investment Trusts (NAREIT), the Urban Land Institute (ULI), the Commercial Mortgage Securities Association (CMSA), and the Cornell University Real Estate Council. Mr. Song received a Bachelor of Arts in Government with distinction from Cornell University.

JEFF TAYLOR, CFA

Chief Operating Officer

Jeff Taylor is the Chief Operating Officer for Dividend Capital Investments. His primary responsibilities include overseeing the business operations of the investment advisor, including product management and product development. Mr. Taylor is also a member of the Dividend Capital Investments Investment Committee that oversees the management of the Dividend Capital Realty Income Allocation Fund (NYSE: DCA), a closed-end fund, Dividend Capital Realty Income Fund, an open-end mutual fund and Dividend Capital Asia Realty Fund, L.P., a long/short hedge fund. Mr. Taylor brings over ten years experience in investment advisor operating company functions to Dividend Capital Investments. A Chartered Financial Analyst, Mr. Taylor’s background includes client service, product management, operating company analysis, strategic planning and business management roles within investment advisors. Prior to joining Dividend Capital Investments, he served in various positions with INVESCO Funds Group. Mr. Taylor holds a Bachelor of Science in Environmental Sciences from Pennsylvania State University and a Master of Business Administration from the University of Colorado at Denver.

GLENN MUELLER, Ph.D.

Real Estate Strategist

Dr. Glenn Mueller is the Real Estate Strategist for Dividend Capital Investments and is a member of the Dividend Capital Investments Investment Committee. Dr. Mueller is also currently a Professor of Real Estate at the University of Denver and is a visiting professor at Harvard University. Dr. Mueller has 31 years of real estate industry experience, including 22 years of research experience that includes real estate capital markets, real estate market cycle analysis, real estate securities analysis, portfolio and diversification analysis, senior housing analysis and both public and private market investment strategies. In addition, he has performed specific macro- and micro-level analyses, both nationally and internationally, on the office, industrial, apartment, retail, lodging, single-family residential and senior housing sectors. Dr. Mueller is co-chair of the National Association of Real Estate Investment Trusts (NAREIT) Research Council. He is also currently the co-editor of The Journal of Real Estate Portfolio Management and has written more than seventy articles that have appeared in various academic and industry publications including The Journal of Real Estate Research, Real Estate Finance, Institutional Real Estate Securities, Real Estate Review, The Journal of Real Estate Portfolio Management and Urban Land. Previously, Dr. Mueller was a professor at Johns Hopkins University and has held senior research positions at Legg Mason, Price Waterhouse, ABKB/LaSalle Investment Management, and Prudential Real Estate Investors. Dr. Mueller holds a B.S.B.A. from the University of Denver, an MBA from Babson College and a Ph.D. in real estate from Georgia State University.

KAREN KULVIN

Senior Vice President

Karen Kulvin is a Senior Vice President in Dividend Capital’s New York Office. Her primary responsibilities include managing the due diligence, acquisitions and asset management processes for Dividend Capital’s loan and commercial mortgage backed securities portfolios. She is also a team member of

Dividend Capital Investments in its fixed investments portfolio and a member of the Dividend Capital

Investments Investment Committee that oversees the management of the Dividend Capital Realty Income Allocation Fund (NYSE: DCA), a closed-end fund, Dividend Capital Realty Income Fund, an open-end mutual fund and Dividend Capital Asia Realty Fund, L.P., a long/short hedge fund. Prior to joining Dividend Capital, Ms. Kulvin was a senior vice president of asset management for Newcastle (NYSE: NCT), a publicly traded real estate investment and finance company managed by an affiliate of Fortress Investment Group LLC. Prior to Newcastle, she worked on the commercial mortgage backed securities desk at Bear, Stearns & Co. Inc. Previous to that, Ms. Kulvin worked at LNR Property Corporation, a diversified real estate and finance company, in various asset management capacities for 5 years. Ms. Kulvin received a Bachelor of Arts in American Studies from Tufts University and a Master of Business Administration from Boston University.

AMITABH GODHA

Senior Vice President

Amitabh Godha is a Senior Vice President for Dividend Capital Investments, and serves as a Portfolio Manager to the Dividend Capital Realty Income Allocation Fund (NYSE: DCA), a closed-end fund, Dividend Capital Realty Income Fund, an open-end mutual fund and Dividend Capital Asia Realty Fund, L.P., a long/short hedge fund. Mr. Godha is also a member of the Dividend Capital Investments Investment Committee. His primary responsibilities include executing portfolio management decisions for the funds’ REIT equity and REIT preferred securities, with primary research and investment responsibility for the European and Canadian markets. He has over 11 years of experience in finance, spanning investment banking, and private and public equity investing. Prior to joining Dividend Capital in 2003, Mr. Godha served as an independent consultant, assisting early-stage companies with capital raising and providing investment funds with merger and acquisition and leveraged buyout analyses. Mr. Godha gained direct investment experience as an associate at Cahill, Warnock & Company, a private equity fund based in Baltimore, Maryland. Mr. Godha began his career at Lehman Brothers in New York as an investment banking analyst in the Healthcare Group, focused primarily on mergers and acquisitions in addition to corporate finance mandates. Mr. Godha earned his Bachelor of Science in Finance from Georgetown University and his Master of Business Administration in finance from The Wharton School of the University of Pennsylvania.

Investment Management Agreement

Under its Investment Management Agreement with the Fund, the Adviser will furnish an investment program for the Fund’s portfolio, make the day-to-day investment decisions for the Fund, and generally manage the Fund’s investments in accordance with the Fund’s investment objectives and policies, subject to the general supervision of the Board. The Adviser also provides persons satisfactory to the Board to serve as officers of the Fund, and the Fund may compensate such officers, or reimburse the Adviser for compensation of such officers, in the discretion of the Board. Such officers, as well as certain other employees and members of the Board may be directors, members, officers or employees of the Adviser. For its services under the Investment Management Agreement, the Adviser receives a monthly fee, which accrues daily at an annual rate equal to 1.00% of the Fund’s daily average Managed Assets. See “Management of the Fund” in the Statement of Additional Information for a detailed discussion about the Investment Management Agreement.

Administration

Dividend Capital Investments LLC (in this capacity, the “Administrator”) serves as the administrator to the Fund. With the approval of the Board, the Fund has entered into an Administration Agreement with the Administrator. Under the Administration Agreement, the Administrator is responsible for managing the general business affairs of the Fund and performs, or causes to be performed, certain administrative functions for the Fund. For these services, the Administrator is entitled to receive a monthly fee, which is accrued daily at the annual rate of 0.10% of the Fund’s average daily Managed Assets. See “Management of the Fund” in the Statement of Additional Information for a detailed discussion about the Administration Agreement. The Administrator will enter into an administration, tax, bookkeeping and pricing services agreement with ALPS Fund Services, Inc. (“ALPS”). Under this agreement, ALPS will calculate the net asset value of the Fund and perform certain other administrative services for the Fund. ALPS will be compensated by the Administrator (not by the Fund) for providing these services.

The Fund will bear all expenses incurred in the Fund’s operations and the offering of its common shares and all other expenses that are not specifically assumed by the Adviser under the Investment Management Agreement or the Administrator under the Administration Agreement. Expenses borne by the Fund will include, but not be limited to, the following: (i) organizational expenses; (ii) legal and audit expenses; (iii) expenses and offering costs related to the issuance of preferred shares of the Fund; (iv) borrowing expenses; (v) interest; (vi) taxes; (vii) governmental fees; (viii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (ix) the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (x) fees of custodians, transfer agents, registrars or other agents; (xi) expenses of preparing share certificates; (xii) expenses relating to the redemption or repurchase of shares; (xiii) expenses of registering and qualifying shares for sale under applicable federal law and maintaining such registrations and qualifications; (xiv) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to shareholders; (xv) cost of stationery; (xvi) costs of shareholder and other meetings of the Fund; (xvii) compensation and expenses of the independent trustees of the Fund; (xviii) the Fund’s portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and trustees; and (xix) the fees and other expenses of listing and maintaining the Fund’s shares on the New York Stock Exchange or any other national stock exchange.

When the Fund is utilizing leverage, the fees paid to the Adviser for investment advisory services and the Administrator for administration services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total Managed Assets. However, if the Fund does not utilize leverage, Managed Assets will be the same as net assets for purposes of calculating the Adviser’s fee. The Fund’s investment management fees and other expenses are paid only by the common shareholders and not by holders of any preferred shares issued by the Fund. See “Leverage.”

RISKS OF THE FUND

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following are the principal risks of investing in the Fund:

Recently Organized.    The Fund is a recently organized entity with no operating or public trading history.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk.    Your investment in common shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Leverage Risk” below.

Real Estate Concentration Risk.    Because a substantial portion of the Fund’s Managed Assets will be concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in the global real estate industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could under-perform funds that have greater industry diversification.

General Real Estate Risk.    Because a substantial portion of the Fund’s Managed Assets will be concentrated in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets in which the Fund invests and subject to the risks related to real estate. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets in which the Fund invests. The Fund will not invest in real estate directly, but only in securities issued by global real estate companies or mortgages backed by commercial real estate. However, because of the Fund’s concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate, including:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses, including insurance;

•	changes in laws, including zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liabilities to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in market values and the appeal of properties to tenants; and

•	changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Although certain real estate companies may carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with customary policy specifications, limits and deductibles, such insurance is not uniform among real estate companies. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect the Fund’s investment performance.

Many real estate companies utilize leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

Environmental Risk.    In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Smaller Company Risk.    The Fund may invest from time to time in smaller real estate companies whose securities tend to be more volatile and less liquid than securities of larger companies. Even the larger real estate companies tend to be small to medium-sized companies in relation to the equity markets as a whole. Real estate company shares may be more volatile than, and perform differently from, the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, larger, more established companies’ stock.

Equity Securities Risk.    The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Securities Risk.    There are special risks associated with investing in preferred securities, including:

Deferral and Omission.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination.    Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.    Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Call Risk.    Preferred securities may be redeemed beginning on their call date. If securities are called, the Fund may be forced to reinvest in securities with a lower yield, which would result in a decline in income.

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities.    From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk.    Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Total Return Swaps and Other Derivatives Risk.    Small investments in derivatives, including total return swaps, can have a significant impact on the Fund’s exposure to fluctuations in interest rates or currency exchange rates. For example, if the price of the stock underlying a total return swap declines, the Fund’s net asset value would suffer. There may be an imperfect correlation between the values of such instruments and the underlying assets. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes. Certain derivatives may be more difficult to value accurately than conventional securities, and may require the use of models or other indirect methods of valuation.

By utilizing real estate related total return swap agreements and other derivative instruments, the Fund may be susceptible to additional risks, similar to those associated with direct investment in REITs and real estate companies, including changes in the values of underlying properties, defaults by borrowers or tenants, revisions to the Code, changes in interest rates and poor performance by those managing the REITs. In addition, the use of total return swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. In some market scenarios, the Fund may recognize income and never receive the corresponding cash. This outcome could result in the Fund having to sell assets in order to fund distributions, and in the investor having to pay higher income taxes than would have been the case with a more traditional investment strategy.

Credit Derivatives Risk.    The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Certain Tax Risks Associated With Derivatives.    Rules governing the U.S. federal income tax aspects of certain derivatives, including total return equity swaps, real estate-related swaps, credit default swaps and other credit derivatives, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. In addition, the use of swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. Thus, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into derivatives and, as a consequence of its use of derivatives, the Fund may under certain circumstances be required to sell securities or borrow cash in order make sufficient distributions to avoid paying U.S. federal income tax or excise tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain transactions involving derivatives.

Foreign Securities Risk.    Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	adverse foreign economic, financial, political and social developments including the possibility of expropriation, nationalization, and confiscatory taxation risks;

•	different legal systems and less government supervision;

•	the possible imposition of exchange controls or other foreign governmental laws, restrictions or regulation changes;

•	restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	in some cases, less efficient settlement practices, including extended clearance and settlement periods.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “— Foreign Currency Considerations.”

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region, or in smaller, emerging markets.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Emerging Markets Risk.    The Fund may invest in Real Estate Securities of issuers located or doing business in developing or emerging market countries. Foreign securities risk may be particularly high to the extent that the Fund invests in securities of issuers located in or securities denominated in currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include:

•	greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;

•	the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and

•	certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector, including the real estate sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on real estate market conditions and on the prices and yields of Real Estate Securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment in certain foreign Real Estate Securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Real Estate Securities and increase the costs and expenses of the Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in issuers in the real estate industry.

Foreign Currency Risk.    Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Mortgage-Related and Other Real Estate Asset-Backed Securities Risk.    The value of some mortgage- or asset-backed securities, including CMBS and CRE CDOs, may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Many of the risks of investing in CMBS, CRE CDOs and other real estate asset-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The value of CMBS, CRE CDOs and other real estate asset-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this section, CMBS and CRE CDOs are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the write-down of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write-downs of specially serviced loans. Subordinate CMBS and subordinated tranches of CRE CDOs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate CMBS and CRE CDOs will not be fully paid. Subordinate securities of CMBS and CRE CDOs are also subject to greater credit risk than those CMBS and CRE CDOs that are more highly rated.

Commercial Mortgage Loan Risk.    Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single family residential property.

The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to stockholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Below Investment Grade Securities Risk.    The Fund may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these securities are sometimes referred to as “junk bonds.” These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating lower than “Baa” by Moody’s, lower than “BBB” by S&P or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser to be of comparable quality.

Below investment grade securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in below investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Yields on below investment grade securities will fluctuate if the issuer of below investment grade securities defaults, and the Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for below investment grade securities.

Reinvestment Risk.    The Fund, directly and/or through its investment in Real Estate Debt Securities, will be exposed to reinvestment risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to repay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing reinvestment in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Default Risk.    Default risk refers to the risk that a company that issues a debt security or engages in other forms of borrowing will be unable to fulfill its obligations to repay principal and interest. The lower the debt is rated, the greater the default risk.

Interest Rate Risk.    Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. The Fund’s investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Market interest rates for investment grade fixed income securities in which the Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Credit Risk.    Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a company’s range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Restricted and Illiquid Securities Risks.    Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any, exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Fund’s Board, including the use of outside pricing services. Investment of the Fund’s capital in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund’s ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Leverage Risk.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares, borrow money or issue debt securities. Leverage risk is the risk associated with the issuing of preferred shares, borrowing of funds or other investment techniques that may expose the Fund to financial leverage. Preferred shares issued by the Fund or other Fund indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase the Fund’s exposure to declines in cash flows from and decreases in market values of the Fund’s assets. Unless the income and capital appreciation, if any, on securities acquired with funds received from leverage exceeds the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

Capital raised through borrowings or the issuance of preferred shares will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of such borrowing or issuances of preferred shares. The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return.

The rights of lenders and holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders.

The terms of any preferred shares issued by the Fund, borrowing or other indebtedness may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund’s portfolio composition or on its use of various investment techniques or strategies. The Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund’s ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. For additional information about leverage, see “Leverage.”

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may also enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. The Fund manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

Some of the Fund’s portfolio securities, including real estate company securities and the securities of other investment companies, may also be leveraged and will therefore be subject to the leverage risks described above. However, the restrictions of the 1940 Act will likely not apply to any leverage employed by the Fund’s portfolio securities. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund’s common shares and the returns to the holders of common shares.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Transactions Risk.    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short- term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Interest Rate Transactions.”

U.S. Government Securities Risk.    U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Tax Risk.    The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2010 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Rules governing the U.S. federal income tax aspects of certain derivatives, swap agreements, including real estate-related swap agreements, credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain transactions involving derivatives.

The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of the Fund’s taxable income or gains. In such an event the amount of the Fund’s taxable distributions may either increase or decrease.

In addition, the Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

The Fund expects to invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). The application of the rules relating to the taxation of investments in PFICs may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to shares and will also affect the amounts that must be distributed to shareholders. Further, in some cases the Fund itself may be subject to tax as a result of investments in PFICs. The amount of distributions that would be taxed to shareholders as ordinary income may be increased substantially as compared to a fund that did not invest in PFICs.

Under the Code certain gains or losses attributable to fluctuations in foreign currency exchange rates generally are treated as ordinary income or ordinary loss that may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Non-Diversified Risk.    The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See “Taxation” in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the Fund’s total assets will be invested in cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to shareholders than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

Risk of Market Price Discount from Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. The Fund cannot predict whether the common shares will trade at, above, or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund.

Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by the Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, which is the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Portfolio Turnover Risk.    The Fund may engage in frequent and active trading of portfolio securities. As a result, the Fund’s annual portfolio turnover rate may vary greatly from year to year. In the early stages of the Fund’s operations and for periods thereafter, the Fund’s annual portfolio turnover rate may exceed 100 percent. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and securities markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers in the global real estate sector or otherwise. These risks could also adversely affect securities markets, interest rates, ratings, credit risk, inflation and other factors relating to the securities in which the Fund invests.

Management Risk.    The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions.    Certain provisions of the Fund’s Declaration of Trust could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. The Declaration of Trust includes provisions, among others, that: (i) provide for staggered terms of office for members of the Board, (ii) require the approval of a super majority of shares for a merger, consolidation, liquidation, termination, asset sale transaction, conversion to an open-end fund or for certain amendments to the Declaration of Trust, and (iii) prohibit any person or group from owning more than 9.8% by vote or value of any class or series of the Fund’s outstanding shares or 9.8% by vote or value of the Fund’s aggregate outstanding shares, subject to certain exceptions. See “Anti-Takeover and Other Provisions in the Declaration of Trust and By-Laws.”

DIVIDENDS AND DISTRIBUTIONS

Level Rate Distribution Policy

The Fund intends to make regular monthly level rate cash distributions to common shareholders based on the projected performance of the Fund, which rate is a fixed dollar amount that may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on, or redeeming or liquidating, preferred shares issued by the Fund, if any, and making interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund’s ability to maintain a level distribution rate will also depend on the stability of income received from its investments. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on, or redeems or liquidates, any outstanding preferred shares issued by the Fund and pays interest and required principal payments on any borrowings and makes any required payments on interest rate transactions). In addition, at least annually, the Fund intends to distribute all of its net capital gains and ordinary income, if any, to shareholders so long as the net capital gains and ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any preferred shares issued by the Fund, or pay interest or required principal payments on any borrowings.

The Fund expects to declare its initial distribution within approximately 45 days, and pay the distribution within approximately 60 days, from the completion of this offering, depending on market conditions. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund’s portfolio investments. Accordingly, maintaining a level dividend rate may require certain distributions that may be deemed a return of capital for tax purposes. The Fund may at times in its discretion distribute less than the entire amount of its net investment income earned in any particular period and may at times distribute such accumulated undistributed income, if any, in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.”

The tax treatment of swap agreements and other derivatives may be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of the Fund’s taxable income or gains. In such an event the amount of the Fund’s taxable distributions may increase or could be reduced and the Fund’s ability to maintain its rate of distributions could be affected.

The Fund may seek exemptive relief from the SEC to permit it to distribute long-term capital gains more frequently than annually, which could facilitate the maintenance of the level rate distribution policy. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

Dividend Reinvestment Plan

The Fund will maintain a Dividend Reinvestment Plan (the “Plan”) commonly referred to as an “opt out” plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent for shareholders pursuant to the Plan (the “Plan Agent”), unless such shareholder elects to receive cash. Shareholders will have their dividends and distributions reinvested in additional common shares purchased in the open market or issued by the Fund through the Plan, unless they elect to have their dividends and other distributions paid in cash. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of common shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten business days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant’s instructions, common shares will be sold and the proceeds sent to the participant less any brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days after such acquisition. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those common shares purchased as well as common shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Common shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence (including requests for information) concerning the Plan should be directed to the Plan Agent by telephone at (800) 432-8224.

CLOSED-END FUND STRUCTURE

The Fund is a recently organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if a shareholder wishes to sell shares of a closed-end fund he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. This risk may be greater for shareholders who sell their shares within a relatively short period after completion of the public offering. Common shares of closed-end investment companies like the Fund that invest a significant amount of their assets in the securities of real estate companies have during some periods traded at prices higher than their net asset value (at a “premium”) and during other periods traded at prices lower than their net asset value (at a “discount”). Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Although a closed-end fund may trade at a price lower than the net asset value, the shareholder may realize share price appreciation over the initial public offering price paid at the time of the offering.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the common shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the common shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value or below or above the initial offering price for the common shares.

REPURCHASE OF SHARES

Although common shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how common shareholders may readily ascertain the net asset value. For more information see “Repurchase of Shares” in the Statement of Additional Information.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover and additional expenses being borne by the Fund. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See “Taxation” for a description of the potential tax consequences of a share repurchase.

TAXATION

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes you are a U.S. shareholder and that you hold your common shares as a capital asset. In the Statement of Additional Information the Fund has provided more detailed information regarding the tax consequences of investing in the common shares.

Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from REITs will generally not be treated as qualified dividend income. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower rates that may apply to qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your common shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non taxable “return of capital” that reduces your tax basis in your common shares; to the extent that such distribution exceeds your basis, it will be treated as gain from a sale of your common shares. The tax treatment of your dividends and distributions will generally be the same regardless of whether they were paid to you in cash or reinvested in additional common shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, the Fund will notify you of the tax status of dividends and other distributions.

If you sell or otherwise dispose of your common shares, or have common shares repurchased by the Fund, you may realize a capital gain or loss, which will be long-term or short-term, depending generally on your holding period for the common shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you fail to provide us with your correct taxpayer identification number; fail to make required certifications; or have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders, subject to generally applicable requirements.

See the Statement of Additional Information for more information about the tax consequences of any repurchase of common shares by the Fund.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

The Fund expects to invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. The application of the rules relating to the taxation of investments in PFICs may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares. These rules may also possibly in some cases subject the Fund itself to tax on certain income from PFIC shares and will also affect the amounts that must be distributed to shareholders. The amount of distributions that would be taxed to shareholders as ordinary income may be increased substantially as compared to a fund that did not invest in PFIC shares.

Rules governing the tax aspects of certain derivatives, swap agreements, including real estate-related swap agreements, credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions involving derivatives.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the amount and timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. Thus, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into derivatives and, as a consequence of its use of derivatives, the Fund may under certain circumstances be required to sell securities or to borrow cash in order to make sufficient distributions to avoid paying U.S. federal income tax or excise tax.

The tax treatment of swap agreements and other derivatives may be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of the Fund’s taxable income or gains. In such an event the amount of the Fund’s taxable distributions may increase or could be reduced and the Fund’s ability to maintain its rate of distributions could be affected.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Net asset value per common share is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding preferred shares issued by the Fund, by the total number of common shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over the counter market, including listed securities whose primary market is believed by the Adviser to be over the counter are valued at the mean of the current bid and asked prices as reported by the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over the counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

With respect to single security total return swaps in which the “referenced security” is traded on a national securities exchange, the referenced security is valued as described in the preceding paragraph. In the event market quotations are not readily available for the referenced security, the “fair value” of the referenced security will be determined as described below. In addition to the price information on the referenced security, the Fund will confirm the daily receivable/payable balances from the swap counterparty in order to verify proper accrual information. The receivable/payable information and daily price are the factors in determining the value of the swap.

When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security’s fair value, as determined pursuant to procedures to be adopted by the Fund’s Board. Additionally, if the Adviser believes that the price of a security obtained under the valuation procedures discussed above does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.

Certain fixed income obligations having remaining maturities greater than 60 days, for which there are no readily available market quotations or sales information (including, but not limited to, CMBS, CRE CDOs and other real estate asset-backed securities and commercial loan participations), are valued by independent pricing services or assigned a value based on a daily quote obtained from a broker/dealer. The pricing methodologies used by such independent pricing services and broker/dealers are reviewed and approved by the Fund’s Board. The prices provided by independent pricing services and broker/dealers take into account institutional size trading in similar groups of securities, relevant market factors and any developments related to specific securities.

DESCRIPTION OF SHARES

Common Shares

The Fund is authorized to issue an unlimited number of common shares of beneficial interest, $0.001 par value per share. The common shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common shareholders are entitled to one vote per share. All voting rights for the election of trustees are non-cumulative, which means that, assuming there are no preferred shares outstanding, the holders of more than 50% of the common shares can elect 100% of the trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining common shares will not be able to elect any trustees. If preferred shares are outstanding, the holders of the preferred shares, voting separately as a class, would elect two of the Fund’s trustees. Holders of common shares and preferred shares voting together as a single class would elect the remaining trustees of the Fund. Whenever preferred shares or borrowings are outstanding, holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on any preferred shares issued by the Fund and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution.

The Fund’s common shares are expected to be listed on the New York Stock Exchange under the trading or “ticker” symbol “DCW.” Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders each year. The foregoing description and the descriptions below under “Preferred Shares” and “Certain Provisions of the Declaration of Trust” are subject to the provisions contained in the Fund’s Declaration of Trust.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $0.04 per common share. See “Use of Proceeds.”

The Adviser will provide the initial capital for the Fund by purchasing              common shares of the Fund for $            . As of the date of this Prospectus, the Adviser owned of record and beneficially             % of the outstanding common shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

Preferred Shares

Although not currently contemplated, the Fund’s Declaration of Trust authorizes the Board, without approval of the common shareholders, to issue preferred shares in one or more classes or series, with rights as determined by the Board. Any decision to authorize such shares is subject to market conditions, the Fund’s receipt of the requisite credit rating on the preferred shares and the continuing belief of the Board that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to achieve the benefits to the common shareholders described in this Prospectus.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION

OF TRUST AND BY-LAWS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. Provisions in the Declaration of Trust that may limit the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board include, but are not limited to, the following:

•

Classified Board.    The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board.

•

Board Expansion.    The Fund currently has five Trustees. However, the Board may increase the number of Trustees. Vacancies on the Board, including vacancies caused by an expansion of the Board, may be filled by action of a majority of the Trustees then in office to the extent permissible under the 1940 Act.

•

Removal of Trustees.    A Trustee may be removed for cause from office only by the action of two-thirds of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

•

Ownership Limitation.    Any person or group may not own more than 9.8% by vote or value of any class or series of the Fund’s outstanding shares or 9.8% by vote or value of the Fund’s aggregate outstanding shares, subject to certain exceptions.

•

Reorganizations.    The favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, is required for any merger, consolidation, statutory share exchange or sale of all or any substantial part of the Fund’s assets. However, if the transaction has been approved by at least 80% of the Trustees, the Board may cause the Fund to merge, consolidate, reorganize with or into another trust, corporation or other entity or sell all or any substantial part of the Fund’s assets without approval of shareholders.

•

Conversion to Open-End Investment Company.    The favorable vote of a majority of the Board followed by the favorable vote of the holders of not less than 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, is required to convert the Fund to an open-end investment company. However, if the conversion has been approved by at least 80% of the Trustees, the approval of only “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until at least 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares issued by the Fund, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems.

Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less any redemption charge that might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is possible that new shares would be sold at net asset value plus a sales load.

The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

•

Liquidation.    The favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, is required to liquidate the Fund. However, if a liquidation has been approved by at least 80% of the Trustees, the Fund may be liquidated without the approval of shareholders.

•

Special Approval of Transactions with Principal Shareholders.    The favorable vote of a majority of the Fund’s Board followed by the favorable vote of the holders of not less than 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, is required to approve, adopt or authorize certain transactions with any Principal Shareholders and their associates. However, if a transaction with a Principal Shareholder is approved by at least 80% of the Trustees, approval of only “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a “Principal Shareholder” refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of beneficial interest of the Fund.

The Principal Shareholder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash;

•

the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

•

Amendment of Declaration of Trust.    The Board may not amend the Declaration of Trust to alter or amend the percentage of voting shares required to approve any transaction or matter which requires a specific shareholder vote under the Declaration of Trust unless an equivalent vote of shareholders has authorized the alteration or amendment.

•

Shareholder Rights Plans or Other Defensive Measures.    The Board may adopt, without shareholder approval, certain defensive measures designed to discourage or prevent the completion of non-negotiated offers for or attempts to obtain control of the Fund including shareholder rights plans (or so-called “poison pills”) that provide for the issuance of shares to certain shareholders to the extent permissible under Delaware law and the 1940 Act.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable percentage of shares of the class or series, voting as a separate class or series, will also be required.

The Fund’s By-Laws also prevent shareholder proposals or nominations of trustees from being considered at annual shareholder meetings unless certain information regarding the proposal or the nominee as specified in the By-Laws is provided and the Fund receives notice of the proposal or nomination at least 90 and not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. Shareholder proposals and nominations must also be submitted in compliance with other requirements for shareholder proposals and nominations set forth in the Fund’s By-Laws. Except as may be required by applicable law, shareholder proposals or nominations that meet the requirements of the Fund’s Declaration of Trust will not be included in the Fund’s proxy statement for an annual meeting unless the proposal or nomination is supported by the Board; however, a proposal or nomination may be considered at the annual meeting whether or not it is supported by the Board. The Fund’s By-Laws also permit shareholder meetings to be called only by the Board, subject to provisions of applicable law. In addition, the Fund’s shareholders have no authority to adopt, amend or repeal the By-Laws. The Trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust.

The provisions of the Fund’s Declaration of Trust and By-Laws described above could have the effect of depriving shareholders of opportunities to sell their shares in response to an offer to purchase them. These provisions could have the effect of depriving shareholders of opportunities to sell their shares at a premium over their then current market price. These provisions may prevent a third party from obtaining control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with the Fund’s Board and management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies.

The Board has determined that the provisions described above with respect to the Board and shareholder voting requirements, which may be greater than the minimum voting requirements under Delaware law or the 1940 Act, and limitations on shareholder meetings and proposals are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust and By-Laws on file with the SEC for the full text of these provisions. The Board may also cause the Fund to take such other defensive measures as is permissible under applicable law, which could prevent other entities or persons from obtaining control over the Fund.

UNDERWRITING

Wachovia Capital Markets, LLC and Morgan Keegan & Company, Inc. are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of common shares of beneficial interest set forth opposite the underwriter’s name.

Underwriter	Number of Common Shares
Wachovia Capital Markets, LLC
Morgan Keegan & Company, Inc.
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
RBC Capital Markets Corporation
Wells Fargo Securities, LLC
B.C. Ziegler & Company
Wedbush Morgan Securities Inc.

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) shown in the table above if any of the common shares are purchased.

The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $             per share. The sales load the Fund will pay of $             per share is equal to     % of the initial public offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $             per share on sales to other dealers. If all of the common shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before             , 2007. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation.    The Adviser (and not the Fund) has agreed to pay to Wachovia Capital Markets, LLC, from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of $            . The structuring fee paid to Wachovia Capital Markets, LLC will not exceed     % of the total public offering price of the common shares sold in this offering.

The Adviser (and not the Fund) has agreed to pay to Morgan Keegan & Company, Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of $             . The structuring fee paid to Morgan Keegan & Company, Inc. will not exceed          % of the total public offering price of the common shares sold in this offering.

The Adviser (and not the Fund) has agreed to pay to Dividend Capital Securities LLC, an affiliate of the Adviser, (i) a fee that will not exceed 0.18% of the total capital raised by the Fund and (ii) a marketing service fee equal to 0.025% of the aggregate amount of the investment advisory fees paid by the Fund to the Adviser in the previous calendar month for the twelve months following the closing of the offering. The sum total of these fees paid to Dividend Capital Securities LLC by the Adviser will not exceed 2.25% of the total public offering price of the common shares sold in this offering.

The sum total of all compensation to the underwriters in connection with this public offering of common shares, including sales load and all forms of additional compensation or structuring or marketing service fee payments to the underwriters and other expenses, will be limited to not more than 9.0% of the total public offering price of the common shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to              additional common shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional common shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund has agreed that, for a period of 180 days from the date of this prospectus, it will not, without the prior written consent of Wachovia Capital Markets, LLC, on behalf of the underwriters, dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares. Wachovia Capital Markets, LLC, in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

The underwriters have undertaken to sell common shares to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the New York Stock Exchange distribution requirements for trading. The common shares have been approved for listing on the New York Stock Exchange under the symbol “DCW”, subject to notice of issuance.

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional common shares.

	Paid By Fund
	No Exercise		Full Exercise
Per Share		$0.90		$0.90
Total	$		$

The Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the NYSE. No underwriter, however, is obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wachovia Capital Markets, LLC, on behalf of itself and the other underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters’ over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of common shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of common shares to underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of common shares, the Adviser purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Wachovia Capital Markets, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Morgan Keegan & Company, Inc. is Fifty North Front Street, Morgan Keegan Tower, Memphis, Tennessee 38103.

SELLING RESTRICTIONS

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

The common shares offered pursuant to this Prospectus are not being registered under the Securities Act of 1933 for the purpose of sales outside the United States.

Argentina.    THE COMMON SHARES WILL NOT BE PUBLICLY OFFERED IN ARGENTINA. THEREFORE, THIS PROSPECTUS HAS NOT BEEN, AND WILL NOT BE, REGISTERED WITH THE COMISIÓN NACIONAL DE VALORES. THIS OFFER DOES NOT CONSTITUTE A PUBLIC OFFERING OF COMMON SHARES WITHIN THE SCOPE OF THE ARGENTINE SECURITIES LAW N° 17.811. THIS PROSPECTUS AND OTHER OFFERING MATERIALS RELATING TO THE OFFER OF THE COMMON SHARES ARE BEING SUPPLIED ONLY TO THOSE INVESTORS WHO HAVE EXPRESSLY REQUESTED IT. THEY ARE STRICTLY CONFIDENTIAL AND MAY NOT BE DISTRIBUTED TO ANY PERSON OR ENTITY OTHER THAN THE RECIPIENTS HEREOF.

Australia.    THIS PROSPECTUS HAS NOT BEEN AND WILL NOT BE LODGED WITH THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION. THE OFFER IS MADE ONLY TO THOSE PERSONS TO WHOM DISCLOSURE IS NOT REQUIRED UNDER DIVISION 2 PART 6D.2 OF THE CORPORATIONS ACT 2001 AND DOES NOT PURPORT TO BE AN OFFER OF COMMON SHARES FOR WHICH DISCLOSURE IS REQUIRED.

Bahamas.    The offer is not open to the public. The offering of each common share directly or indirectly in or from within The Bahamas may only be made by an entity or person who is licensed as a Broker Dealer by the Securities Commission of The Bahamas. Persons deemed “resident” of The Bahamas pursuant to the Exchange Control Regulations, 1956 of The Bahamas must receive the prior approval of The Central Bank of The Bahamas before accepting an offer to purchase the common shares.

Brazil.    The common shares may not be offered or sold to the public in Brazil. Accordingly, the offering of the common shares has not been submitted to the Brazilian Securities Commission (Comissão de Valores Mobiliários — CVM) for approval. Documents relating to such offering, as well as the information contained herein and therein may not be supplied to the public as a public offering in Brazil or be used in connection with any offer for subscription or sale to the public in Brazil.

British Virgin Islands.    THE FUND, THIS PROSPECTUS AND THE COMMON SHARES OFFERED HEREIN HAVE NOT BEEN, AND WILL NOT BE, RECOGNIZED OR REGISTERED UNDER THE LAWS AND REGULATIONS OF THE BRITISH VIRGIN ISLANDS. THE COMMON SHARES MAY NOT BE OFFERED OR SOLD IN THE BRITISH VIRGIN ISLANDS EXCEPT IN CIRCUMSTANCES IN WHICH THE FUND, THIS PROSPECTUS AND THE COMMON SHARES DO NOT REQUIRE RECOGNITION BY OR REGISTRATION WITH THE AUTHORITIES OF THE BRITISH VIRGIN ISLANDS. THIS PROSPECTUS IS NOT A SOLICITATION OF INDIVIDUALS SITUATED IN THE BRITISH VIRGIN ISLANDS TO PURCHASE INTERESTS IN THE FUND.

Chile.    (1) Neither the Fund nor the common shares of the Fund have been registered in the Republic of Chile under Law 18,045 of Securities Market (“Chilean Securities Act”), and no filing related to the Fund and/or the common shares has been presented before the Chilean regulatory agency (“SVS”). Subsequently the common shares have not been offered or sold, and will not be offered or sold to the public within Chile, except in circumstances which have not resulted and will not result in a “public offering” as such term is defined in Article 4 of the Chilean Securities Act.

(2) Wachovia Capital Markets, LLC is neither a bank nor a licensed broker in Chile, and therefore has not and will not conduct transactions or any business operations in any of such qualities, including the marketing, offer and sale of the common shares, except in circumstances which have not resulted and will not result in a “public offering” as such term is defined in Article 4 of the Chilean Securities Act, and/or have not resulted and will not result in the intermediation of securities in Chile within the meaning of Article 24 of the Chilean Securities Act and/or the breach of the brokerage restrictions set forth in Article 39 of Decree with Force of Law No. 3 of 1997.

(3) The common shares will be sold only to specific buyers, every of which will be deemed upon purchase:

(i) To be a financial institution and/or institutional investor or a qualified investor with such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of an investment in the common shares;

(ii) To agree that it will not resell the common shares in the Republic of Chile in a transaction subject to the registration requirements of the Chilean Securities Act, and that it will comply with all applicable laws and regulations of the Republic of Chile or any other applicable jurisdiction; and it will deliver to each person to whom the common shares are transferred a notice substantially to the effect of this selling restriction;

(iii) To acknowledge receipt of the sufficient information required to make an informed decision whether or not to invest in the common shares; and,

(iv) To acknowledge that it has not relied upon advice from Wachovia Capital Markets, LLC and/or the Fund of the common shares, or their respective affiliates, regarding the determination of the convenience or suitability of units as an investment for the buyer or any other person; and has taken and relied upon independent legal, regulatory, tax and accounting advice.

Colombia.    The common shares may not be offered or sold in the Republic of Colombia.

Costa Rica.    The common shares described in this Prospectus have not been registered with the Superintendencia General de Valores de Costa Rica, nor any other regulatory body of Costa Rica. This Prospectus is intended to be for your personal use only, and is not intended to be a Public Offering of Securities, as defined under Costa Rican law.

Israel.    NOTICE TO RESIDENTS OF ISRAEL

The Fund has undertaken that it will not offer common shares (1) to the public in Israel within the meaning of Israel’s Securities Law, 5728-1968; or (2) to more than 35 offerees resident in Israel. The Fund will obtain representations from each offeree that it is purchasing the common shares for investment purposes only and not for the purpose of resale. Israeli purchasers of common shares should consult their own legal and tax advisers with respect to the tax consequences of an investment in the common shares in their particular circumstances and with respect to the eligibility of the common shares for investment by the purchaser under relevant Israeli legislation.

Mexico.    The common shares have not been and will not been registered with the National Registry of Securities maintained by the National Banking and Securities Commission and may not be publicly offered in Mexico, except pursuant to a private placement exemption set forth under article 8 of the Securities Market Law.

Panama.    The common shares have not been registered with the National Securities Commission, nor has the offer, sale or transactions thereof been registered. The exemption from registration is made based on numeral 2 (in the case of non-institutional investors) or numeral 3 (in the case of institutional investors) of Article 83 of Decree Law 1 of July 8, 1999 (Institutional Investors). Consequently, the tax treatment established in Articles 269 to 271 of Decree Law 1 of July 8, 1999, is not applicable thereto. The common shares are not under the supervision of the National Securities Commission.

Paraguay.    This is a private and personal offering. The common shares offered have not been approved by or registered with the National Securities Commission (Comisión Nacional de Valores) and are not part of a public offering as defined by the Paraguayan Securities Law. The information contained herein is for informational and marketing purposes only and should not be taken as an investment advice.

Peru.    This offering of common shares is made only to institutional investors (as defined by the Peruvian Securities Market Law) and not to the public in general or a segment of it. Therefore, within 12 months from their acquisition the common shares can only be transferred to other institutional investors, unless they are previously recorded in the Public Registry of the Securities Market.

Switzerland.    THE FUND HAS NOT BEEN AUTHORIZED BY THE SWISS FEDERAL BANKING COMMISSION AS A FOREIGN INVESTMENT FUND UNDER ARTICLE 45 OF THE SWISS FEDERAL LAW ON INVESTMENT FUNDS OF MARCH 18, 1994. ACCORDINGLY, COMMON SHARES MAY NOT BE OFFERED OR DISTRIBUTED ON A PROFESSIONAL BASIS IN OR FROM SWITZERLAND, UNLESS THE OFFER OR DISTRIBUTION IS EXCLUSIVELY ADDRESSED TO SWISS INSTITUTIONAL INVESTORS, WITHOUT ANY PUBLIC OFFERING.

Uruguay.    This is a private offering. None of Wachovia Capital Markets, LLC, the Fund or the common shares have been registered with the Central Bank of Uruguay. The common shares offered hereunder do not qualify as investment funds under Uruguayan law 16,774 of September 27, 1996.

Venezuela.    The offering of this U.S. closed-end fund has not been and will not be registered with the Venezuelan Comisión Nacional de Valores and, accordingly, the Fund (or its common shares) may not be offered or sold in any manner that may be construed as a public offering under Venezuelan securities laws.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, which has its principal business office at 801 Pennsylvania, Kansas City, Missouri 64105, has been retained to act as custodian of the Fund’s investments and The Bank of New York, which has its principal business office at 1 Wall Street, New York, New York 10286, has been retained to act as the Fund’s transfer and dividend disbursing agent. Neither State Street Bank and Trust Company nor The Bank of New York has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

LEGAL MATTERS

The validity of the common shares offered hereby is being passed on for the Fund by Dechert LLP and certain other legal matters will be passed on for the underwriters by Davis Polk & Wardwell, New York, New York.

Dividend Capital Strategic Global Realty Fund

                Shares

Common Stock

PROSPECTUS

    , 2007

Wachovia Securities

Morgan Keegan & Company, Inc.

Robert W. Baird & Co.

Ferris, Baker Watts

Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.

RBC Capital Markets

Wells Fargo Securities

B.C. Ziegler & Company

Wedbush Morgan Securities Inc.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June 26, 2007

STATEMENT OF ADDITIONAL INFORMATION

, 2007

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

Dividend Capital Investments LLC

518 Seventh Street

Suite 1200

Denver, Colorado 80202

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND (THE “FUND”) DATED     , 2007 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT (877) 571-9891.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval by vote of a “majority of the outstanding voting securities” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities or borrow money except to the extent permitted by the 1940 Act; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary or emergency purposes.

(2) Act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of securities;

(3) Purchase or sell real estate, except that the Fund may invest in securities of real estate companies, including, but not limited to, real estate investment trusts (“REITs”) and securities secured by real estate or interests therein (including commercial mortgage-backed securities (“CMBS”) and commercial mortgages), and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(4) Make loans, only as permitted under the 1940 Act, which may include, without limitation, the lending of securities held by it (but not to exceed a value of one-third of total assets), the use of repurchase agreements, and the purchase of debt securities, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligations (“CRE CDOs”), commercial mortgage loan participations or assignments, or other securities;

(5) Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in securities of companies in the real estate industry.

Non-Fundamental Policies and Restrictions

In addition to the fundamental investment restrictions described above and the various general investment policies described in the Prospectus and elsewhere in this Statement of Additional Information, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Fund’s Board of Trustees (“Board”) without shareholder approval:

(1) Invest in securities of registered investment companies, except that the Fund may (a) acquire securities of registered investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any registered investment company as part of a merger, consolidation, or similar transaction;

(2) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities;

(3) Purchase securities on margin, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC;

(4) Engage in short sales except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC;

(5) Change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies principally engaged in the real estate industry, without notifying shareholders at least 60 days prior to the change.

In applying its fundamental and non-fundamental investment policies and restrictions:

(1) Except with respect to the Fund’s investment restriction concerning the issuance of senior securities or borrowing, percentage restrictions on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund’s assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. For example, financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” common shares and any preferred shares issued by the Fund voting together as a single class and of the holders of a “majority of the outstanding” preferred shares issued by the Fund voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Portfolio Turnover.    The Fund may engage in frequent and active trading of portfolio securities. As a result, the Fund’s annual portfolio turnover rate may vary greatly from year to year. In the early stages of the Fund’s operations and for periods thereafter, the Fund’s annual portfolio turnover rate may exceed 100 percent. There are no limits on portfolio turnover and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

INVESTMENT OBJECTIVES AND POLICIES

The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders. In addition, except as otherwise provided, the Fund may invest in the following types of securities and instruments without limit.

Investments in Real Estate Securities

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, including the amount of any borrowings for investment purposes, in a global portfolio of real estate equity securities (“Real Estate Equity Securities”) and real estate debt securities (“Real Estate Debt Securities”). Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, CMBS, CRE CDOs and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.”

For purposes of our investment policies, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, the following: real estate operating companies; REITs; hotel and hotel management companies; financial institutions that make or service mortgage loans; mortgages backed by commercial real estate; and pass-through trusts or other special purpose entities that issue CMBS and/or execute real estate financings or securitizations.

REITs are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs.

Preferred Securities

The Fund may invest in preferred securities issued by real estate companies, including REITs. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”) and are not expected to provide significant benefits under the rules relating to “qualified dividend income.” The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15% on qualified dividend income, should assume that none of the distributions the shareholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

There are two basic types of preferred securities: traditional preferred securities and hybrid preferred securities. When used in this Statement of Additional Information and the related Prospectus, taxable preferred securities refer generally to hybrid preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as REIT preferred securities.

Traditional Preferred Securities.    Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors and their voting rights may be limited to certain extraordinary transactions or events. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the real estate sector and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

Hybrid Preferred Securities.    The hybrid preferred securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted “flat,” (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, trade and are quoted on an “accrued income” basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

Hybrid preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid preferred securities, these debt instruments usually do not offer equity capital treatment.

Commercial Mortgage-Backed Securities

The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Commercial Real Estate Collateralized Debt Obligations

The Fund may invest in commercial real estate CDOs or “CRE CDOs.” A CRE CDO is a trust typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral. CRE CDOs may charge management fees and administrative expenses.

The cash flows from a CRE CDO are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CRE CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CRE CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CRE CDO securities as a class.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this prospectus and this Statement of Additional Information, CRE CDOs are subject to the general structural and other risks associated with collateralized debt obligations. The risk of an investment in a CRE CDO and other asset-backed securities depends largely on the class of the CRE CDO in which the Fund invests. Normally, CRE CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CRE CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CRE CDOs allowing for a CRE CDO to qualify for Rule 144A transactions. CRE CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CRE CDO tranches that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Mortgage Loans

The Fund may invest in commercial mortgage loans, which investments generally will be in the form of loan participations. Commercial mortgage loans are secured by multifamily or other types of commercial property. The Fund may also invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property.

Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single family residential property. The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to stockholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Commercial mortgage loans are considered to be Real Estate Debt Securities for purposes of the Fund’s investment restriction relating to the lending of its funds or assets.

Below Investment Grade Securities

The Fund may invest, without limit, in preferred securities and Real Estate Debt Securities rated below investment grade, such as those rated below Baa by Moody’s or below BBB by S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Below investment grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Below investment grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.

Restricted and Illiquid Securities

The Fund may invest, without limit, in securities that have not been registered under the 1933 Act and are not readily marketable. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Adviser will monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to

Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Foreign Securities

The Fund may invest in the securities of foreign issuers. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions

The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the Adviser’s skill in analyzing currency values. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency’s value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Adviser’s use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

U.S. Government Securities

The Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Other Registered Investment Companies

The Fund may invest, to the extent permitted by the limits of Section 12(d)(1) of the 1940 Act, in securities of other open- or closed-end registered investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other registered investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in a registered investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent the Fund invests in other registered investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in a registered investment company relative to available bond investments. The securities of other registered investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled “Leverage” and “Risks of the Fund — Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Registered investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other registered investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

The Fund will not invest in the securities of Dividend Capital Realty Income Fund, an open-end management investment company managed by the Adviser, Dividend Capital Realty Income Allocation Fund, a closed-end management investment company managed by the Adviser, or the securities of any other affiliate of the Adviser.

Commercial Paper

Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

Futures and Options

The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, Over-the-Counter Options, Futures Contracts, Futures Margin Payments and Swap Agreements.

Asset Coverage for Futures and Options Positions.    The Fund may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by the Fund. To the extent the Fund covers its commitment under such transactions by the segregation or “earmarking” of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Purchasing Put and Call Options.    By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.    The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant (“FCM”) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options.    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts.    In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments.    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

The Fund will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. Dividend Capital Investments LLC is not deemed to be a “commodity pool operator” with respect to its services as investment adviser to the Fund.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Swap Agreements.    Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to the Fund’s borrowing. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to changes in long or short-term interest rates, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Fund will maintain appropriate liquid assets in a segregated custodial account or otherwise “earmark” liquid assets to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate or “earmark” assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate or “earmark” assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

The Fund may seek to gain exposure to the global real estate market by utilizing total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, the Fund will receive the dividend and the price appreciation (or depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to be “long” a third party credit risk and the other party (the “buyer”) to be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no default event occurs, the Fund will lose its investment and recover nothing. However, if a default event occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Swaps must meet certain conditions to qualify from exemptions from regulation as futures contracts and to avoid registration under the 1933 Act. Future regulation could change the treatment of swaps under the federal securities or commodities laws.

When Issued and Forward Commitment Securities

The Fund may purchase securities on a “when issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage — Leverage Risks,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board.

Basic information about the identity and experience of each Trustee and officer is set forth in the charts below.

The Trustees of the Fund, their age, the position they hold with the Fund, their term of office and the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex (“Fund Complex”), and other directorships held by the Trustee are set forth below.

Name, Age, Address* and Position with Fund	Length of Time Served	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex** Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex
Independent Trustees

Class I (term expires 2008)

Jonathan F. Zeschin Independent Trustee and Chairman of the Board Age: 53	Since 5/22/2007	President, Essential Advisers, Inc. (since 06/2000); and Managing Partner, JZ Partners LLC (since 08/1998)	2	Matthews Asian Funds, Trustee (since 05/2007)

Class II (term expires 2009)

Thomas H. Mack Independent Trustee Age: 65	Since 5/22/2007	Thomas H. Mack & Co., Inc., President (since 01/1991)	2	Greenwald & Associates, Director (since 01/2002)

Class III (term expires on 2010)

John Mezger Independent Trustee Age: 53	Since 5/22/2007	WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	2	None

Name, Age, Address* and Position with Fund	Length of Time Served	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex** Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex

J. Gibson Watson, III Independent Trustee/Nominee Age: 52	Since 5/22/2007	Prima Capital Holding, Inc., President , Chief Executive Officer and Director (since 01/2000)	2	None

Interested Trustees

Class I (term expires 2008)

Thomas I. Florence Interested Trustee*** Age: 44	Since 5/22/2007	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000)	2	None

*	Unless otherwise indicated, the business address of each Trustee is c/o Dividend Capital Investments LLC, 518 17th Street, 12th Floor, Denver, Colorado 80202.

**	The term “Fund Complex” as used herein includes the Fund and Dividend Capital Realty Income Allocation Fund.

***	Mr. Florence is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with the Fund’s adviser, Dividend Capital Investments LLC.

The officers of the Fund, their age, and their principal occupations for at least the past five years are set forth below. The address for each of the officers is 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation During Past Five Years
Thomas I. Florence Age: 44	President and Trustee	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000).

Jeffrey Taylor Age: 34	Vice President, Treasurer and Principal Financial Officer	Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005); formerly, Dividend Capital Investments LLC, Vice President of Business Services (02/2004 — 12/2005); INVESCO Inc., Product Manager (07/2003 — 01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999 — 06/2003).

Derek Mullins Age: 33	Secretary and Assistant Treasurer	Dividend Capital Investments LLC, Director of Operations (since 01/2007); formerly, Dividend Capital Investments LLC, Manager of Fund Operations (11/2004 to 12/2006); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003 — 10/2004) and Fund Controller (01/1999 — 10/2003).

Gordon Taylor Age: 33	Chief Compliance Officer	Dividend Capital Securities LLC, Vice President, Chief Compliance Officer (since 03/2006); Dividend Capital Investments LLC, Chief Compliance Officer (since 04/2007); formerly Cambridge Investments Research, Inc., Assistant Vice President, Compliance (12/2003 to 03/2006); VeraVest Investments, Inc. (formerly Allmerican Financial), Regional Compliance Officer (03/2003 to 12/2003) and Senior Compliance Analyst (10/2000 to 03/2003).

Jami VonKaenel Age: 29	Assistant Secretary	Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller ( 06/2004 — 10/2006); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 — 06/2004); and Accenture, Analyst (01/2001 — 01/2004).

For Interested Trustees and officers, positions held with affiliated persons of the Fund are listed in the following table.

Name	Position Held with Affiliated Persons of the Fund
Thomas I. Florence	See above
Jeffrey Taylor	See above
Derek Mullins	See above
Gordon Taylor	See above
Jami VonKaenel	See above

Standing Committees

The Fund’s Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, which are composed of all of the trustees who are not interested persons of the Fund, as defined in the 1940 Act (“Independent Trustees”).

Audit Committee.    The main function of the Audit Committee is to assist the Board in its oversight of the Fund’s accounting and financial reporting process and its internal controls, including assistance with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems. The members of the Audit Committee are Jonathan F. Zeschin, Thomas H. Mack, John Mezger and J. Gibson Watson, III.

Nominating and Governance Committee.    The main functions of the Nominating and Governance Committee are to identify individuals qualified to become members of the Board in the event that a position is vacated or created, to select the Trustee nominees for the next annual meeting of shareholders and to set any necessary standards or qualifications for service on the Board. The Nominating and Governance Committee will also review shareholder correspondence to the Board, review Trustees compensation and recommend Independent Trustee counsel and Fund legal counsel. The Nominating and Governance Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The members of the Nominating and Governance Committee are Jonathan F. Zeschin, Thomas H. Mack, John Mezger and J. Gibson Watson, III. The Fund’s Secretary may be contacted by writing to Dividend Capital Strategic Global Realty Fund, c/o Secretary, 518 17th Street, Suite 1200, Denver, Colorado or by calling (303) 228-2200.

The Board also has a Valuation Committee, whose main function is to assist the Board in its oversight of the Adviser’s valuation of the Fund’s portfolio securities. In instances in which the valuation procedures of the Fund require action by the Board, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board.

As the Fund is a recently organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

Securities Ownership

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Trustee and the aggregate dollar range of securities owned in the Fund Complex.

	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in the Fund Complex as of December 31, 2007**
Independent Trustees

Jonathan F. Zeschin	None	$50,001 to $100,000
Thomas H. Mack	None	$50,001-$100,000
John Mezger	None	$10,001 to $50,000
J. Gibson Watson, III	None	None

Interested Trustee

Thomas I. Florence	None	None

*	As of the date of this Statement of Additional Information, the Trustees of the Fund did not own any of the outstanding shares of the Fund.

**	Includes ownership of Dividend Capital Realty Income Allocation Fund.

No Independent Trustee, and no immediate family members of the Independent Trustees, own any securities issued by the Adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation of Trustees and Certain Officers

The following table sets forth estimated information regarding compensation the Fund expects to pay Trustees for the fiscal year ending September 30, 2007 and the aggregate compensation paid by the Fund Complex for the fiscal year ended September 30, 2006. Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the Fund Complex that is a U.S. registered investment company. Each of the other Trustees is paid an annual retainer of $22,000, paid quarterly, and a fee of $2,000 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. Each Independent Trustee is paid $1,000 for any telephonic meeting attended. In addition, the Chairman of the Board is paid an additional annual retainer of $10,000, paid quarterly. In the column headed “Total Compensation from Fund Complex Paid to Trustees,” the compensation paid to each Trustee represents the aggregate amount paid to the Trustee by the Fund and the other fund that each Trustee serves in the Fund Complex. The Trustees do not receive any pension or retirement benefits from the Fund Complex.

Name and Position	Estimated Compensation from Fund for Fiscal Year Ending December 31, 2007(1)	Total Compensation from Fund Complex Paid to Trustees for Fiscal Year Ending September 30, 2006(2)
Jonathan F. Zeschin, Independent, Trustee	$3,000	$34,000
Thomas H. Mack, Independent,Trustee	$3,000	$24,000
John Mezger, Independent, Trustee	$3,000	$24,000
J. Gibson Watson, III, Trustee	$3,000	$10,813

(1)	The Fund has a different fiscal year end than Dividend Capital Realty Income Allocation Fund, which is the other fund in the Fund Complex.

(2)	Each Trustee also serves as a trustee of Dividend Capital Realty Income Allocation Fund, a registered closed-end management investment company managed by the Adviser. For their services to Dividend Capital Realty Income Allocation Fund, each Trustee who is unaffiliated with the Adviser or its affiliates receives an annual retainer of $16,000, paid quarterly, and a fee of $2,000 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. Each independent trustee is paid $1,000 for any telephonic meeting attended. In addition, the chairman of the board is paid an additional annual retainer of $10,000, paid quarterly.

Principal Shareholders

To the knowledge of the Fund, as of the date of this Statement of Additional Information, no current Trustee of the Fund owned 1% or more of the outstanding common shares, and the officers and Trustees of the Fund owned, as a group, less than 1% of the common shares.

As of the date of this Statement of Additional Information, the Adviser owned of record and beneficially     % of the outstanding common shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

The Investment Adviser

Dividend Capital Investments LLC (serving in its capacity as investment adviser, the “Adviser”), located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, serves as the investment adviser to the Fund. The Adviser directs the investment of the Fund’s assets, subject at all times to the supervision of the Fund’s Board. The Adviser conducts investment research and supervision for the Fund. The Adviser is a Delaware limited liability company that was formed in October 2003 and is registered with the SEC as an investment adviser. The Adviser provides investment management and advisory services to mutual funds, other investment vehicles and accounts of institutional and individual clients.

Under its Investment Management Agreement with the Fund, the Adviser furnishes an investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. The Adviser also may provide persons satisfactory to the Board to serve as officers of the Fund. Such officers, as well as certain other employees and members of the Board may be directors, members, officers or employees of the Adviser, and the Fund may bear a portion of the expense of officers of the Fund supplied by the Adviser or otherwise compensate the Adviser for the services of such officers. The Fund will pay the Adviser a monthly fee for its investment management services, which is accrued daily at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets.

Administrative Services

Dividend Capital Investments LLC (serving in its capacity as administrator, the “Administrator”) also serves as administrator to the Fund. Pursuant to an Administration Agreement, the Administrator performs, or causes to be performed, certain administrative functions for the Fund. Pursuant to the Administration Agreement, the Administrator is entitled to receive a monthly fee, which is accrued daily at the annual rate of 0.10% of the Fund’s average daily Managed Assets. The Administrator will enter into an administration, tax, bookkeeping and pricing services agreement with ALPS Fund Services, Inc. (“ALPS”). Under this agreement, ALPS will calculate the net asset value of the Fund and perform certain other administrative services for the Fund. ALPS will be compensated by the Administrator (not by the Fund) for providing these services.

The administrative services provided by the Administrator, or other service providers under the supervision of the Administrator, include, but are not limited to: (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation for certain of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission (“SEC”) and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund’s shareholders and filing of these reports with the SEC, Forms N-SAR filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.

The Fund will bear all expenses incurred the Fund’s operations and the offering of its common shares and all other expenses that are not specifically assumed by the Adviser under the Investment Management Agreement or the Administrator under the Administrative Agreement. These expenses include, among others: organizational expenses; legal and audit expenses; expenses and offering costs related to the issuance of preferred shares of the Fund; borrowing expenses; interest; taxes; governmental fees; membership fees for investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying fund shares for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the Fund’s shareholders; costs of stationery; costs of shareholders and other meetings of the Fund; compensation and expenses of the Independent Trustees; insurance covering the Fund and its respective officers and trustees; and the cost of listing and maintaining the Fund’s shares on the New York Stock Exchange. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be party. The Fund may also have an obligation to indemnify its trustees and officers with respect to any such litigation.

When the Fund is utilizing leverage, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets. The Fund’s investment advisory and administrative fees and other expenses are paid only by the common shareholders and not by holders of any preferred shares issued by the Fund.

Custodian and Transfer, Dividend Disbursing and Dividend Reinvestment Plan Agent

State Street Bank and Trust Company, which has its principal business office at 801 Pennsylvania, Kansas City, Missouri 64105, has been retained to act as custodian of the Fund’s investments and The Bank of New York, which has its principal business office at 1 Wall Street, New York, New York, 10286, serves as the Fund’s transfer, dividend disbursing and dividend reinvestment plan agent. Neither State Street Bank and Trust Company nor The Bank of New York has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

Code of Ethics

The Fund and the Adviser have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. Subject to certain limitations, each code of ethics permits investment personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. Each code of ethics establishes procedures for personal investing, restricts certain transactions and places restrictions on the timing of personal investing in relation to portfolio transactions by the Fund.

These codes of ethics can be reviewed or copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Privacy Policy

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases the Fund may share this information with others.

The Fund does not receive any non-public personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, the Fund receives non-public personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to non-public personal information about its shareholders to the Adviser’s employees with a legitimate business need for the information.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed

The following tables provide information about the registered investment companies, other pooled investment vehicles and other accounts managed by members of the Adviser’s investment committee (each a “Committee Member” and collectively, “Committee Members”) who are primarily responsible for the day-to-day management of the Fund as of March 31, 2007.

Committee Members		Total Number of All Accounts	Total Assets of All Accounts (in $Millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $Millions)
Amitabh Godha	Registered Investment Companies	2	$347	0	N/A
	Other Pooled Investment Vehicles	1	$11	0	N/A
	Other Accounts	3	$793	0	N/A
Karen Kulvin	Registered Investment Companies	2	$347	0	N/A
	Other Pooled Investment Vehicles	1	$11	0	N/A
	Other Accounts	3	$793	0	N/A
Dr. Glenn Mueller	Registered Investment Companies	2	$347	0	N/A
	Other Pooled Investment Vehicles	1	$11	0	N/A
	Other Accounts	3	$793	0	N/A
Charles Song	Registered Investment Companies	2	$347	0	N/A
	Other Pooled Investment Vehicles	2	$19	1	$8.9
	Other Accounts	3	$793	0	N/A
Jeffrey Taylor	Registered Investment Companies	2	$347	0	N/A
	Other Pooled Investment Vehicles	1	$11	0	N/A
	Other Accounts	3	$793	0	N/A

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the Committee Member’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the Committee Members’ day-to-day management of the Fund. Because of their positions with the Adviser and the Fund, the Committee Members know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of a Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Adviser’s investment outlook. The Adviser has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Investment Committee Compensation

The objective of the Adviser’s portfolio compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. Committee Members participate in a compensation program that includes base salary, the potential for a discretionary bonus and the potential for long-term incentives. Committee Member compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained investment performance.

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Base Salary.    Each Committee Member is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of a Committee Member’s experience and responsibilities. The base salary is also a function of industry salary rates and individual performance as measured against annual goals.

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Annual Bonus.    Each Committee Member is eligible to receive an annual cash bonus that may be equal to as much as 200% of his/her annual base salary. This bonus is determined by a Committee Member’s contribution to investment management results consistent with the Fund’s stated investment objectives as well as other qualitative and quantitative factors taken into consideration.

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Long-Term Incentive Program.    Each Committee Member has the potential to participate in a long-term incentive program which may include an equity ownership program in the Adviser. Equity ownership is awarded based on individual contributions to the Adviser’s business and the long-term potential of that individual to the Adviser.

Securities Ownership

The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the Committee Members beneficially owns any securities issued by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As of the date of this Statement of Additional Information, the Fund has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

Subject to the supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Fund intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Fund’s Trustees and/or officers are affiliated. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. As such, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and subject to such policies and procedures as the Trustees may determine, the Adviser may cause the Fund to pay a broker or dealer that provides “brokerage and research services” (as defined under 1934 Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.

The investment management fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser’s receipt of research and investment information provided by executing brokers; however, the Adviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund.

From time to time, the Fund may use Wachovia Capital Markets, LLC (“Wachovia”) as a broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Fund to pay Wachovia any commission for effecting a securities transaction for the Fund in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” Section 11(a) of the 1934 Act prohibits Wachovia from executing transactions on an exchange for the Fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Wachovia, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the Fund on that exchange only if the Fund expressly consents by written contract.

The Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the Fund will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.

The Fund may not buy securities from, or sell securities to, an affiliate acting as principal. The Fund’s Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which affiliates are participants.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B to this Statement of Additional Information. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available without charge, upon request by calling (877) 571-9891 and on the SEC’s website (http://www.sec.gov).

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (commonly referred to as the “discount”), the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how common shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund’s shares trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Taxation” for a description of the potential tax consequences of a share repurchase.

LEVERAGE

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions as described below. If the Fund issues preferred shares, it anticipates limiting leverage to 35% of the Fund’s total assets (including the proceeds of the leverage) immediately after the issuance of the preferred shares. If the Fund engages in borrowing, it anticipates limiting such leverage to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) immediately after such borrowing. However, the Fund reserves the right to utilize leverage to the extent permitted under the 1940 Act (as described below). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, including assets attributable to any preferred shares and borrowings that may be outstanding. Thus, the Adviser has a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Adviser, on the one hand, and the common shareholders, on the other hand. However, if the Fund does not utilize leverage, Managed Assets will be the same as net assets for purposes of calculating the Adviser’s fee. Fees and expenses paid by the Fund are borne entirely by the common shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund’s assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund’s assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities, other than borrowings, is at least 200% of such liquidation value. If Fund preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund preferred shares from time to time to the extent necessary in order to maintain coverage of any Fund preferred shares of at least 200%.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements,

dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless, immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities, other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Derivative instruments used by the Fund, including total return swaps, will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates or “earmarks” liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Leverage Risk

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common shares. These include the possibility of higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund’s investments will be borne entirely by common shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

The Fund may enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. The Fund manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and income from certain qualified publicly traded partnerships; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or the securities of certain qualified publicly traded partnerships; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax exempt interest each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described below) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make sufficient distributions of its ordinary income and capital gains prior to the end of each calendar year.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as dividend income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders, subject to generally applicable requirements.

Distributions

Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of capital gain dividends and distributions of qualified dividend income described below, be taxable to a U.S. shareholder as ordinary income to the extent of the Fund’s earnings and profits. If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may be eligible for the dividends received deduction.

In addition, for taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholder. Specifically, a dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121 day period beginning on the date which is 60 days before the date on which such share becomes ex dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Any distributions by the Fund derived from investments in REITs, certain preferred stock, debt securities and transactions in derivatives will generally not qualify for either the dividends received deduction for corporate shareholders or the lower rates on qualified dividends for individual shareholders. There can be no assurance as to what portion, if any, of the Fund’s distributions will qualify for either the corporate dividends received deduction or the lower rates on qualified dividends.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

The Internal Revenue Service (“IRS”) currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and any preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Dividend Reinvestment Plan will be treated for federal tax purposes as receiving a distribution in an amount equal to (i) the fair market value of any new shares issued to the shareholder by the Fund, and (ii) any cash allocated for the purchase of shares on their behalf in the open market, and such shareholder will have a cost basis in the shares received equal to the forgoing amount.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Although the Fund may realize tax exempt income on certain investments, it will be unable to pass through to its shareholders the tax exempt nature of that income.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2010.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

As noted above, the Fund may take action to repurchase its common shares. If a shareholder tenders all shares of the Fund that he or she owns or is considered to own, the shareholder will realize a taxable sale or exchange. If a shareholder tenders less than all of the shares of the Fund that he or she owns or is considered to own, the repurchase may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund’s earnings and profits and the shareholder’s basis in the tendered shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Rules governing the tax aspects of certain derivatives, swap agreements, including real estate-related swap agreements, credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain transactions involving derivatives.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to qualify to make the election to “pass-through” to shareholders the amount of any foreign income taxes paid by the Fund.

Passive Foreign Investment Companies

The Fund expects to invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply and the character of the PFIC’s earnings as ordinary income or net capital gains would flow through to shareholders. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years.

The application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may possibly subject the Fund itself to tax on certain income from PFIC shares. The PFIC rules may also affect the amount that must be distributed to shareholders. The amount of and portion of distributions that will be taxed to shareholders as ordinary income may increase substantially as compared to a fund that did not invest in PFIC shares.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) for each year in which the Fund holds securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in Real Estate Investment Trusts

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or REITs that may be classified as taxable mortgage pools under the Code. A portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or from a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. Regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser does not intend to cause the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs or in REITs that may be classified as taxable mortgage pools.

Borrowings

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders, currently at a tax rate of 28%, who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Except as described below, if the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see “Taxation Investment in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions.

Under current law, a Fund would be able to designate certain distributions as being derived from certain net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. This new provision will apply with respect to taxable years of the Fund beginning before January 1, 2008. If the Fund is a “United States real property holding corporation” (as defined herein), however, an exception will apply to any distribution of gain from the Fund’s sale or other disposition of a U.S. real property interest that is made prior to December 31, 2007, to any foreign shareholder that has owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. Any such distribution will be subject to withholding tax, and the foreign shareholder receiving the distribution will be required to file a U.S. federal income tax return. This exception will continue to apply after January 1, 2008 with respect to any distribution by the Fund to a foreign shareholder which is attributable to a distribution to the Fund from a REIT. It should also be noted that the provision will not eliminate all withholding on any distribution by the Fund to foreign investors. Distributions that are derived from dividends on corporate stock, distributions by REITs, or from ordinary income other than interest would still be subject to withholding. In addition, the Fund may determine that it does not wish to entail the costs and expenses of making the allowable designations and satisfying certain related requirements, and in such case any distributions to foreign investors would generally be subject to withholding as described above.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. tax at the rate of 28% on distributions of net capital gain unless the foreign shareholder certifies his or her non U.S. status under penalties of perjury or otherwise establishes an exemption. See “Taxation-Backup Withholding” above.

Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the foreign shareholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder’s U.S. federal income tax liability on such disposition. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP serves as counsel to the Fund, and is located at 1775 I Street, NW, Washington, D.C. 20006.

KPMG LLP is the independent registered public accounting firm for the Fund, providing audit services and assistance and consulting with respect to the preparation of filings with the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Dividend Capital Strategic Global Realty Fund

We have audited the accompanying statement of assets and liabilities of Dividend Capital Strategic Global Realty Fund as of June 13, 2007. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Dividend Capital Strategic Global Realty Fund as of June 13, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 21, 2007

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 13, 2007

Dividend Capital Strategic Global Realty Fund
ASSETS:
Cash	$100,008
Deferred offering costs	560,391

TOTAL ASSETS	$660,399

LIABILITIES
Accrued offering costs	560,391

TOTAL LIABILITIES	$560,391

NET ASSETS	$100,008

COMPONENTS OF NET ASSETS:
Common stock, $.001 par value (unlimited shares authorized)	$5
Paid-in capital	100,003

NET ASSETS	$100,008

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:

Common shares outstanding	5,236

Net asset value per share	$19.10

Offering price per share	$20.00

See notes to the accompanying statement of assets and liabilities

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

NOTE 1—ORGANIZATION

Dividend Capital Strategic Global Realty Fund is a newly organized non-diversified, closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by a Certificate of Trust dated December 30, 2005 and amended March 15, 2007. The Fund’s primary investment objective is high current income with a secondary objective of capital appreciation.

On June 13, 2007, Dividend Capital Investments LLC (“DCI”), the Fund’s Adviser and Administrator, purchased 5,236 shares of beneficial interest in the Fund at a net asset value of $19.10 per share.

DCI has agreed to pay all offering costs (other than sales load) that exceed $.04 per Common Share. DCI also has agreed to bear all organizational costs of the Fund which have been incurred through June 13, 2007, estimated at approximately $91,000.

DCI will provide advisory services to the Fund pursuant to an Investment Management Agreement and will provide administration services to the Fund pursuant to an Administration Agreement.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Offering and organizational costs are paid directly by the Fund. The Adviser has agreed to pay the amount, if any, by which the Fund’s offering costs (other than the sales load) exceed 0.04 per share (0.20% of the offering price). Offering costs incurred through June 13, 2007 have been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to June 13, 2007, will be charged to paid-in-capital upon sales of shares to the public or reimbursed by the Adviser.

NOTE 3—INVESTMENT ADVISORY AND OTHER AGREEMENTS

DCI will serve as the Fund’s investment adviser pursuant to an Investment Management Agreement with the Fund. As compensation for its services to the Fund, DCI receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets. The Fund’s Board of Trustees approved the Investment Advisory Agreement at its May 22, 2007 meeting.

DCI will also serve as the Fund’s administrator pursuant to an Administration Agreement with the Fund. As compensation for its services to the Fund, DCI receives an annual administration fee of 0.10% based on the Fund’s average daily managed assets. The Fund’s Board of Trustees approved the Administration Agreement at its May 22, 2007 meeting. DCI has entered into an Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. (“ALPS”). Under this agreement, ALPS will calculate the net asset value of the Fund and perform certain other administrative services for the Fund. ALPS will be compensated by the Adviser and not the Fund for providing these services.

NOTE 4—CONCENTRATION OF CREDIT RISK

Cash at June 13, 2007 is on deposit at State Street Bank.

APPENDIX A

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody’s:

S&P

LONG-TERM

“AAA” An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C” Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

“r” The symbol “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest only or principal only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

“N.R.” The designation “N.R.” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign designation to show relative standing within the major rating categories.

SHORT-TERM

“A 1” A short-term obligation rated “A 1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A 2” A short-term obligation rated “A 2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A 3” A short-term obligation rated “A 3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

“C” A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY’S

LONG-TERM

“Aaa” Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.’ Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa” Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” Bonds rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated Prime 1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime 2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime 3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

APPENDIX B

DIVIDEND CAPITAL INVESTMENTS LLC

Proxy and Corporate Action Voting

Policies and Procedures

I.    Policy

Dividend Capital Investments LLC (the “Adviser”) acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end management investment companies (i.e., “mutual funds”). The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Some of the Adviser’s clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client’s investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser’s utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client’s account.

II.    Purpose

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.    Procedures

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.    Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.    Vote in Accordance with the Guidelines.    To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.    Obtain Consent of Clients.    To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

3.    Client Directive to Use an Independent Third Party.    Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.    Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.    Client Maintains Proxy Voting Authority.    Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2.    Terminated Account.    Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.    Limited Value.    If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.    Securities Lending Programs.    When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for the purposes of voting.

5.    Unjustifiable Costs.    In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits from the proxy proposal.

IV.    Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

•	the name of the issuer of the portfolio security;

•	the exchange ticker symbol of the portfolio security;

•	the CUSIP number of the portfolio security;

•	the shareholder meeting date;

•	a brief description of the matter voted on;

•	whether the matter was put forward by the issuer or a shareholder;

•	whether the mutual fund voted;

•	how the mutual fund cast its vote; and

•	whether the mutual fund cast its vote for or against management.

V.    Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.    Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.    Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:

a.    Proposals to stagger board members’ terms;

b.    Proposals to limit the ability of shareholders to call special meetings;

c.    Proposals to require super majority votes;

d.    Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.    Proposals regarding “fair price” provisions;

f.    Proposals regarding “poison pill” provisions; and

g.    Permitting “green mail”.

2.    Providing cumulative voting rights.

B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.    Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.    Date and place of annual meeting.

3.    Limitation on charitable contributions or fees paid to lawyers.

4.    Ratification of directors’ actions on routine matters since previous annual meeting.

5.    Confidential voting.    Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.    Limiting directors’ liability.

7.    Eliminate preemptive rights.    Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

8.    The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.    Employee Stock Purchase Plans.

10.    Establish 401(k) Plans.

C.    Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.    Pay directors solely in stock;

2.    Eliminate director’s mandatory retirement policy;

3.    Rotate annual meeting location or date;

4.    Changes in the state of incorporation;

5.    Social and corporate responsibility issues;

6.    Option and stock grants to management and directors; and

7.    Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.    Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client’s account. These matters generally include proposals to:

1.    Elect directors or trustees;

2.    Ratify or approve independent accountants;

3.    Approve a new investment adviser or sub-adviser;

4.    Approve a change to an investment advisory fee;

5.    Approve a Distribution (i.e., Rule 12b-1) Plan;

6.    Approve a change in a fundamental investment objective, policy or limitation;

7.    Approve a change in the state of incorporation; and

8.    Approve a plan of reorganization or merger.

The Adviser will generally vote with management’s recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Report of Independent Auditors — Filed herewith.

Statement of Assets and Liabilities — Filed herewith.

2.	Exhibits

(a)

(1)	Certificate of Trust — Incorporated by reference to Registrant’s Initial Registration Statement on Form N-2, file no. 333-130790, filed December 30, 2005.

(2)	Amended Certificate of Trust — Incorporated by reference to Registrant’s Registration Statement on Form N-2, file nos. 333-130790 and 811-21840, filed March 15, 2007.

(3)	Agreement and Declaration of Trust — Incorporated by reference to Registrant’s Initial Registration Statement on Form N-2, file no. 333-130790, filed December 30, 2005.

(4)	Amended and Restated Agreement and Declaration of Trust — Incorporated by reference to Registrant’s Registration Statement on Form N-2, file nos. 333-130790 and 811-21840, filed March 15, 2007.

(b)

(1)	Bylaws — Incorporated by reference to Registrant’s Initial Registration Statement on Form N-2, file no. 333-130790, filed December 30, 2005.

(2)	Amended and Restated Bylaws — Incorporated by reference to Registrant’s Registration Statement on Form N-2, file nos. 333-130790 and 811-21840, filed March 15, 2007.

(c) Not applicable.

(d) Specimen Certificate — Filed herewith.

(e) Dividend Reinvestment Plan of Registrant — Filed herewith.

(f) Not applicable.

(g) Investment Advisory Agreement — Filed herewith.

(h)

(1)	Form of Underwriting Agreement — Filed herewith.

(2)	Form of Master Agreement among Underwriters — Filed herewith.

(3)	Form of Master Selected Dealer Agreement — Filed herewith.

(4)	Form of Structuring Fee Agreement between Dividend Capital Investments, LLC and Wachovia Capital Markets, LLC — Filed herewith.

(5)	Form of Structuring Fee Agreement between Dividend Capital Investments, LLC and Morgan Keegan & Company, Inc. — Filed herewith.

(6)	Form of Indemnification Agreement between Dividend Capital Investments, LLC and Morgan Keegan & Company, Inc. — Filed herewith.

(7)	Amended and Restated Marketing Agreement between Dividend Capital Securities, LLC and Dividend Capital Investments, LLC — Filed herewith.

(i) Not applicable.

(j) Custodian Agreement — Filed herewith.

(k)

(1)	Administration Agreement — Filed herewith.

(2)	Sub-Administration Agreement — Filed herewith.

(3)	Transfer Agency Agreement — Filed herewith.

(l) Opinion and Consent of Counsel — Filed herewith.

(m) Not applicable.

(n) Consent of Independent Auditors — Filed herewith.

(o) Not Applicable.

(p) Initial Purchase Agreement — Filed herewith.

(q) Not Applicable.

(r)

(1)	Code of Ethics of Registrant and Dividend Capital Investments, LLC — Filed herewith.

*	Power of Attorney — Filed with Registrant’s Pre-Effective Amendment No. 2 filed on May 25, 2007.

Item 26. Marketing Arrangements

See Form of Underwriting Agreement to be filed as Exhibit (h)(1) of this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the approximate expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$4,912	*
New York Stock Exchange Listing Fees	$20,000	*
NASD, Inc. Fees	$16,550
Printing (other than Certificates)	$393,000	*
Engraving and Printing Certificates	$2,100	*
Legal Fees	$400,000	*
Accounting Expenses	$27,500
Miscellaneous Expenses	$135,000	*
Total	$999,062	*

* Estimated.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

Title of Class	Number of record holders
Common shares of beneficial interest, par value $0.001 per share	None

Item 30. Indemnification

Article IV of the Registrant’s Declaration of Trust filed herewith as Exhibit (a)(4) provides that the Registrant shall indemnify its present and past trustees and officers to the maximum extent permitted by applicable law (including the laws of the State of Delaware and the 1940 Act), including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any trustee or officer against any liability to any person or any expense of such trustee or officer arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (collectively, “disabling conduct”). In addition, Article IV provides that the Registrant has the power and authority to indemnify employees, agents and other persons providing services to the Registrant or serving in any capacity at the request of the Registrant to the full extent corporations organized under the Delaware General Corporation Law may indemnify such persons, provided that such indemnification has been approved by a majority of the trustees.

The Underwriting Agreement to be filed as Exhibit (h)(1) is expected to contain provisions limiting the liability and providing for indemnification of each underwriter and its directors, officers, employees and affiliates under certain conditions.

Insofar as indemnification for certain liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue, if any. The Registrant will also maintain trustees and officers insurance.

The Transfer Agency Agreement to be filed as Exhibit (k)(2) is expected to contain provisions for the indemnification of the Registrant’s transfer agent.

Item 31. Business and Other Connections of Investment Adviser

The descriptions of the investment adviser under the captions “Management of the Fund” in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the directors and officers of Registrant’s investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant’s investment adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File No. 801-62453) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant will be maintained at the office of its investment adviser, Dividend Capital Investments LLC, 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Item 33. Management Services

None.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the Offer until the prospectus is amended if:

(1)	Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(2)	The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2.	Not Applicable.

3.	Not Applicable.

4.	Not Applicable.

5.	The Registrant hereby undertakes that:

(1)	For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(2)	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver and in the State of Colorado this 26th day of June, 2007.

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

By:	/s/ Thomas I. Florence
Thomas I. Florence
President & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of June, 2007:

By:	/s/ Thomas I. Florence
Thomas I. Florence
President & Trustee

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor
Vice President, Treasurer and Principal Financial Officer

	Title	Date

Jonathan F. Zeschin*	Trustee	June 26, 2007

John Mezger*	Trustee	June 26, 2007

Thomas H. Mack*	Trustee	June 26, 2007

J. Gibson Watson, III*	Trustee	June 26, 2007

/s/ Thomas I. Florence Thomas I. Florence	President & Trustee	June 26, 2007

*By:	/s/ Derek Mullins
Derek Mullins
Attorney-in-fact, by power of attorney filed with Registrant’s Pre-Effective Amendment No. 2 filed on May 25, 2007.

Exhibit List

Exhibit Number		Name of Exhibit

(d	)	Specimen Certificate

(e	)	Dividend Reinvestment Plan

(g	)	Investment Advisory Agreement

(h	)(1)	Form of Underwriting Agreement

(h	)(2)	Form of Master Agreement Among Underwriters

(h	)(3)	Form of Master Selected Dealer Agreement

(h	)(4)	Form of Structuring Fee Agreement between Dividend Capital Investments, LLC and Wachovia Capital Markets, LLC

(h	)(5)	Form of Structuring Fee Agreement between Dividend Capital Investments, LLC and Morgan Keegan & Company, Inc.

(h	)(6)	Form of Indemnification Agreement between Dividend Capital Investments, LLC and Morgan Keegan & Company, Inc.

(h	)(7)	Amended and Restated Marketing Agreement between Dividend Capital Securities, LLC and Dividend Capital Investments, LLC

(j	)	Custodian Agreement

(k	)(1)	Administration Agreement

(k	)(2)	Sub-Administration Agreement

(k	)(3)	Transfer Agency Agreement

(l	)	Opinion and Consent of Counsel

(n	)	Consent of Independent Registered Public Accounting Firm

(p	)	Initial Purchase Agreement

(r	)(1)	Code of Ethics of Registrant and Dividend Capital Investments, LLC